UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21188

PIMCO California Municipal Income Fund III

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

William G. Galipeau

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: September 30

Date of reporting period: September 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

Your Global Investment Authority

PIMCO Closed-End Funds

Annual Report

September 30, 2015

PIMCO Municipal Income Fund III

PIMCO California Municipal Income Fund III

PIMCO New York Municipal Income Fund III

Letter from the Chairman of the Board & President

Dear Shareholder:

The financial markets experienced periods of volatility during the reporting period. Investor sentiment was challenged at times given mixed economic data, uncertainties surrounding future global monetary policy and geopolitical issues.

For the 12-month reporting period ended September 30, 2015

After expanding in the fourth quarter of 2014, economic growth in the U.S. moderated during the first quarter of 2015. Looking back, U.S. gross domestic product (“GDP”), which represents the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a 2.1% annual pace during the fourth quarter of 2014. According to the Commerce Department, GDP grew at a tepid annual pace of 0.6% for the first quarter of 2015. This was attributed to contractions in net exports, nonresidential fixed investment (i.e., spending on plants and equipment) and state and local government spending. However, this appeared to be a temporary setback, as GDP grew at a 3.9% annual pace during the second quarter of 2015. Finally, the Commerce Department’s initial estimate — released after the reporting period had ended — showed that GDP grew at an annual pace of 1.5% for the third quarter of 2015.

Federal Reserve (“Fed”) monetary policy remained accommodative. However, the Fed appeared to be moving closer to raising interest rates for the first time since 2006. As expected, following its meeting in October 2014, the Fed announced that it had concluded its asset purchase program. At its March 2015 meeting, the Fed eliminated the word “patient” from its official statement regarding when it may start raising rates. At its meeting in July, the Fed said that it “…currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.” Finally, at its meeting in September, the Fed kept rates on hold between 0% and 0.25%. In her press conference following the September meeting, Fed Chair Janet Yellen said that policy makers had decided to take “a little bit more time to evaluate the likely impacts” of recent market volatility on the U.S. before raising interest rates.

Despite periods of volatility, the municipal bond market generated a positive return during the 12-month reporting period ended September 30, 2015. The overall municipal market, as measured by the Barclays Municipal Bond Index, posted positive returns during five of the first six months of the reporting period. Supporting the municipal market were generally improving fundamentals, attractive valuations and falling longer-term interest rates. In addition, investor demand was largely solid. The municipal market then declined from April through June, as interest rates moved higher, investor demand waned and new supply was robust. However, the municipal market rallied over the last three months of the period due to several flights to quality

2	PIMCO CLOSED-END FUNDS

which generally pushed interest rates lower. All told, the Barclays Municipal Bond Index gained 3.16% during the 12 months ended September 30, 2015. In comparison, the overall taxable fixed income market, as measured by the Barclays U.S. Aggregate Bond Index, gained 2.94%.

Outlook

PIMCO continues to see a multi-speed world of economies converging to modest trend growth rates. For the U.S., PIMCO’s baseline view is for economic growth in the range of 2.25% to 2.75% over the next year and Consumer Price Index inflation of 1.75% to 2.25%. This baseline represents a modest pickup in growth and inflation relative to the pace recorded in the first half of 2015, and it is slightly below the pace of GDP growth over the most recent four quarters. In PIMCO’s view, projected employment and labor income gains should support consumption, while historically low mortgage rates and a pent-up demand for housing should boost residential construction. In contrast to robust consumption and housing, business investment confronts the headwinds from low oil prices and cutbacks in drilling and exploration. In addition, PIMCO believes that exports will be challenged by the delayed effects of a stronger U.S. dollar and slower growth in emerging economies. It is PIMCO’s view that one consequence of the market’s summer sell-off has been to lower the odds of an overly aggressive policy mistake from the Fed. PIMCO also believes that the Fed is alert to the state of financial conditions and is inclined to go slow once it starts to raise rates to avoid tightening too much.

PIMCO’s outlook for the municipal market remains positive due to improving credit fundamentals and favorable pre-tax equivalent valuations. That being said, PIMCO acknowledges the potential for interest rate volatility, additional supply pressures, or negative credit headlines.

In the following pages of this PIMCO Closed-End Funds Annual Report, please find specific details regarding investment performance and a discussion of factors that most affected the Funds’ performance over the 12 months ended September 30, 2015.

Thank you for investing with us. We value your trust and will continue to work diligently to meet your investment needs. If you have questions regarding any of your PIMCO Closed-End Funds investments, please contact your financial advisor or call the Funds’ shareholder servicing agent at (844) 33-PIMCO or (844) 337-4626. We also invite you to visit our website at www.pimco.com to learn more about our views.

ANNUAL REPORT	SEPTEMBER 30, 2015	3

Letter from the Chairman of the Board & President (Cont.)

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Peter G. Strelow
Chairman of the Board of Trustees	President

4	PIMCO CLOSED-END FUNDS

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates trend upward, rising rates would negatively impact the performance of most bond funds, and fixed- income securities held by a Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund Management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with rising interest rates. This is especially true since the Federal Reserve Board has concluded its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets” in corporate bonds. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in increased losses to a Fund. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. In addition, in the current low interest rate environment, the market price of the Funds’ common shares may be particularly sensitive to changes in interest rates or the perception that there will be a change in interest rates.

The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, call risk, credit risk, management risk and the risk that a Fund could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in a Fund’s net asset value (“NAV”). A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying a derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not directly own.

A Fund’s use of leverage creates the opportunity for increased income for the Fund’s common shareholders, but also creates special risks. Leverage is a speculative technique that may expose a Fund to greater risk and increased costs. If shorter-term interest rates rise relative to the rate of return on a Fund’s portfolio, the interest and other costs to the Fund of leverage could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to the Fund’s common shareholders. In addition, fees and expenses of any form of leverage used by a Fund will be borne entirely by its common shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Fund’s common shares. There can be no assurance that a Fund’s use of leverage will result in a higher yield on its common shares, and it may result in losses. Leverage creates several major types of risks for a Fund’s common shareholders,

ANNUAL REPORT	SEPTEMBER 30, 2015	5

Important Information About the Funds (Cont.)

including: (1) the likelihood of greater volatility of net asset value and market price of the Fund’s common shares, and of the investment return to the Fund’s common shareholders, than a comparable portfolio without leverage; (2) the possibility either that the Fund’s common share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on the Fund’s common shares will fluctuate because such costs vary over time; and (3) the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the net asset value of the Fund’s common shares than if the Fund were not leveraged and may result in a greater decline in the market value of the Fund’s common shares.

There is a risk that a Fund investing in a tender option bond program will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of, among other things, a credit rating downgrade, a payment default or a disqualification from tax-exempt status. Regulators recently finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs and may require that such programs be restructured. At this time, the full impact of these rules is not certain, however, in response to these rules, industry participants have begun to explore various structuring alternatives for existing and new trusts. For example, under a new tender option bond structure, a Fund would structure and sponsor a tender option bond trust. As a result, a Fund would be required to assume certain responsibilities and risks as the sponsor of the tender option bond trust. Because of the important role that tender option bond programs play in the municipal bond market, it is possible that implementation of these rules and any resulting impact may adversely impact the municipal bond market and the Funds. For example, as a result of the implementation of these rules, the municipal bond market may experience reduced demand or liquidity and increased financing costs. A Fund’s investment in the securities issued by a tender option bond trust may involve greater risk and volatility than an investment in a fixed rate bond, and the value of such securities may decrease significantly when market interest rates increase. Tender option bond trusts could be terminated due to market, credit or other events beyond the Funds’ control, which could require the Funds to reduce leverage and dispose of portfolio investments at inopportune times and prices. A Fund may use a tender option bond program as a way of achieving leverage in its portfolio, in which case the Fund will be subject to leverage risk.

High-yield bonds (commonly referred to as “junk bonds”) typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Fund will lose money on its investment. The Funds may also invest in bonds and other instruments that are not rated, but which PIMCO considers to be equivalent to high-yield investments. The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material.

6	PIMCO CLOSED-END FUNDS

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

A Fund that concentrates its investments in California municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal. Certain issuers of California municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain California issuers to pay principal or interest on their obligations. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

A Fund that concentrates its investments in New York municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. While New York’s economy is broad, it does have concentrations in the financial services industry, and may be sensitive to economic problems affecting that industry. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and a reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the State, and when New York City experiences financial difficulty it may have an adverse effect on New York municipal bonds held by a Fund. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.

The common shares of the Funds trade on the New York Stock Exchange. As with any stock, the price of a Fund’s common shares will fluctuate with market conditions and other factors. If you sell your common shares of a Fund, the price received may be more or less than your original investment. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The common shares of a Fund may trade at a price that is less than the initial offering price and/or the net asset value of such shares. Further, if a Fund’s shares trade at a price that is more than the initial offering price and/or the net asset value of such shares, including at a substantial premium and/or for an extended period of time, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares will not trade at a discount to net asset value thereafter.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP

ANNUAL REPORT	SEPTEMBER 30, 2015	7

Important Information About the Funds (Cont.)

may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: asset allocation risk, credit risk, stressed securities risk, distressed and defaulted securities risk, corporate bond risk, market risk, issuer risk, liquidity risk, equity securities and related market risk, mortgage-related and other asset-backed securities risk, extension risk, prepayment risk, privately issued mortgage-related securities risk, mortgage market/subprime risk, currency risk, redenomination risk, non-diversification risk, management risk, municipal bond risk, tender option bond risk, inflation-indexed security risk, senior debt risk, loans, participations and assignments risk, reinvestment risk, real estate risk, U.S. Government securities risk, foreign (non-U.S.) government securities risk, valuation risk, segregation and cover risk, focused investment risk, credit default swaps risk, event-linked securities risk, counterparty risk, preferred securities risk, confidential information access risk, other investment companies risk, private placements risk, inflation/deflation risk, regulatory risk, tax risk, recent economic conditions risk, market disruptions and geopolitical risk, potential conflicts of interest involving allocation of investment opportunities, repurchase agreements risk, securities lending risk, zero-coupon bond and payment-in-kind securities risk, portfolio turnover risk, smaller company risk, short sale risk and convertible securities risk. A description of certain of these risks is available in the Notes to Financial Statements of this Report.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table measures performance assuming that all dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total return for a period of more than one year represents the average annual total return. Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about a Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends. Performance shown is net of fees and expenses.

The following table discloses the commencement of operations of each Fund:

Fund Name	Commencement of Operations
PIMCO Municipal Income Fund III	10/31/2002
PIMCO California Municipal Income Fund III	10/31/2002
PIMCO New York Municipal Income Fund III	10/31/2002

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the

8	PIMCO CLOSED-END FUNDS

Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Funds at (844) 33-PIMCO (844-337-4626), on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Each Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Funds at (844) 33-PIMCO (844-337-4626) and on the Funds’ website at www.pimco.com.

Updated portfolio holdings information about a Fund will be available at www.pimco.com approximately 15 calendar days after such Fund’s most recent fiscal quarter end, and will remain accessible until such Fund files a Form N-Q or a shareholder report for the period which includes the date of the information. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	SEPTEMBER 30, 2015	9

PIMCO Municipal Income Fund III	Symbol on NYSE - PMX

Allocation Breakdown†

California	17.3%
Alabama	11.2%
Texas	10.5%
New York	10.3%
Ohio	7.0%
Arizona	6.7%
Illinois	5.1%
Other	31.9%

†	% of Investments, at value as of 09/30/15. Financial derivative instruments, if any, are excluded.

Fund Information (as of September 30, 2015)(1)

Market Price	$10.97
NAV	$10.88
Premium/(Discount) to NAV	0.83%
Market Price Distribution Yield (2)	6.81%
NAV Distribution Yield (2)	6.87%
Total Effective Leverage (3)	38%

Average Annual Total Return (1) for the period ended September 30, 2015
	1 Year	5 Year	10 Year	Commencement of Operations (10/31/02)
Market Price	9.65%	6.89%	3.91%	4.83%
NAV	8.09%	9.51%	4.72%	5.39%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

10	PIMCO CLOSED-END FUNDS

Investment Objective and Strategy Overview

»	PIMCO Municipal Income Fund III’s primary investment objective is to seek current income exempt from federal income tax.

Fund Insights

»	The Fund’s long effective duration (or sensitivity to changes in market interest rates) exposure contributed to performance, as longer-maturity municipal yields declined during the reporting period.

»	An overweight to the revenue-backed sector contributed to performance, as the sector outperformed the general municipal bond market during the reporting period.

»	An overweight to the high yield tobacco sector contributed to performance, as the sector outperformed the general municipal bond market during the reporting period.

»	Underweights to the transportation and education sectors detracted from performance, as the sectors outperformed the general municipal bond market during the reporting period.

ANNUAL REPORT	SEPTEMBER 30, 2015	11

PIMCO California Municipal Income Fund III	Symbol on NYSE - PZC

Allocation Breakdown†

California	93.0%
Short-Term Instruments	2.9%
Illinois	2.5%
Indiana	1.4%
New Jersey	0.2%

†	% of Investments, at value as of 09/30/15. Financial derivative instruments, if any, are excluded.

Fund Information (as of September 30, 2015)(1)

Market Price	$10.94
NAV	$10.08
Premium/(Discount) to NAV	8.53%
Market Price Distribution Yield (2)	6.58%
NAV Distribution Yield (2)	7.14%
Total Effective Leverage (3)	41%

Average Annual Total Return (1) for the period ended September 30, 2015
	1 Year	5 Year	10 Year	Commencement of Operations (10/31/02)
Market Price	12.80%	8.76%	3.92%	4.62%
NAV	8.03%	8.81%	3.45%	4.44%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

12	PIMCO CLOSED-END FUNDS

Investment Objective and Strategy Overview

»	PIMCO California Municipal Income Fund III’s primary investment objective is to seek current income exempt from federal and California income tax.

Fund Insights

»	The Fund’s long effective duration (or sensitivity to changes in market interest rates) exposure contributed to performance, as longer-maturity municipal yields declined during the reporting period.

»	An overweight to the revenue-backed sector contributed to performance, as the sector outperformed the general municipal bond market during the reporting period.

»	An overweight to the high yield tobacco sector contributed to performance, as the sector outperformed the general municipal bond market during the reporting period.

»	An overweight to the health care sector contributed to performance, as the sector outperformed the general municipal bond market during the reporting period.

»	An underweight to the transportation sector detracted from performance, as the sector outperformed the general municipal bond market during the reporting period.

»	Exposure to the lease-backed sector detracted from performance, as the sector underperformed the general municipal bond market during the reporting period.

ANNUAL REPORT	SEPTEMBER 30, 2015	13

PIMCO New York Municipal Income Fund III	Symbol on NYSE - PYN

Allocation Breakdown†

New York	93.2%
Illinois	2.1%
Short-Term Instruments	2.1%
Ohio	2.0%
U.S. Virgin Islands	0.6%

†	% of Investments, at value as of 09/30/15. Financial derivative instruments, if any, are excluded.

Fund Information (as of September 30, 2015)(1)

Market Price	$9.87
NAV	$9.42
Premium/(Discount) to NAV	4.78%
Market Price Distribution Yield (2)	6.38%
NAV Distribution Yield (2)	6.69%
Total Effective Leverage (3)	41%

Average Annual Total Return (1) for the period ended September 30, 2015
	1 Year	5 Year	10 Year	Commencement of Operations (10/31/02)
Market Price	11.09%	7.20%	1.63%	3.27%
NAV	6.76%	7.31%	1.85%	3.27%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

14	PIMCO CLOSED-END FUNDS

Investment Objective and Strategy Overview

»	PIMCO New York Municipal Income Fund III’s primary investment objective is to seek current income exempt from federal, New York State and New York City income tax.

Fund Insights

»	The Fund’s long effective duration (or sensitivity to changes in market interest rates) exposure contributed to performance, as longer-maturity municipal yields declined during the reporting period.

»	An overweight to the revenue-backed sector contributed to performance, as it outperformed the general municipal bond market during the reporting period.

»	An overweight to the high yield tobacco sector contributed to performance, as the sector outperformed the general municipal bond market during the reporting period.

»	An overweight to the industrial revenue sector contributed to performance, as the sector outperformed the general municipal bond market during the reporting period.

»	An underweight to the water/sewer utility sector detracted from performance, as the sector outperformed the general municipal bond market during the reporting period.

»	An underweight to the transportation sector detracted from performance, as the sector outperformed the general municipal bond market during the reporting period.

ANNUAL REPORT	SEPTEMBER 30, 2015	15

Financial Highlights

Selected Per Common Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Distributions on Preferred Shares from Net Investment Income	Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	Distributions to Common Shareholders from Net Investment Income
PIMCO Municipal Income Fund III
09/30/2015	$10.78	$0.78	$0.08	$0.86	$(0.01)	$0.85	$(0.75)
09/30/2014	9.58	0.75	1.25	2.00	(0.01)	1.99	(0.79)
09/30/2013	11.02	0.75	(1.34)	(0.59)	(0.01)	(0.60)	(0.84)
09/30/2012	9.69	0.83	1.35	2.18	(0.01)	2.17	(0.84)
09/30/2011	10.29	0.87	(0.61)	0.26	(0.02)	0.24	(0.84)

PIMCO California Municipal Income Fund III
09/30/2015	$10.02	$0.68	$0.11	$0.79	$(0.01)	$0.78	$(0.72)
09/30/2014	9.09	0.69	0.97	1.66	(0.01)	1.65	(0.72)
09/30/2013	10.23	0.79	(1.20)	(0.41)	(0.01)	(0.42)	(0.72)
09/30/2012	9.08	0.81	1.07	1.88	(0.01)	1.87	(0.72)
09/30/2011	9.65	0.77	(0.60)	0.17	(0.02)	0.15	(0.72)

PIMCO New York Municipal Income Fund III
09/30/2015	$9.43	$0.57	$0.06	$0.63	$(0.01)	$0.62	$(0.63)
09/30/2014	8.51	0.56	1.00	1.56	(0.01)	1.55	(0.63)
09/30/2013	9.65	0.62	(1.12)	(0.50)	(0.01)	(0.51)	(0.63)
09/30/2012	8.82	0.77	0.70	1.47	(0.01)	1.46	(0.63)
09/30/2011	9.38	0.69	(0.60)	0.09	(0.02)	0.07	(0.63)

(a)	Per share amounts based on average number of common shares outstanding during the year.
(b)	Determined in accordance with federal income tax regulations, see Note 2(b) in the Notes to Financial Statements for more information.
(c)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Funds’ dividend reinvestment plan. Total investment return does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

(d)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(e)	Interest expense primarily relates to participation in borrowing and financing transactions. See Note 5 in the Notes to Financial Statements for more information.

16	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Total Distri butions to Common Share holders (b)	Net Asset Value End of Year	Market Price End of Year	Total Invest ment Return (c)	Net Assets Appli cable to Common Share holders End of Year (000s)	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Expenses to Average Net Assets Excluding Waivers (d)(e)	Ratio of Expenses to Average Net Assets Excluding Interest Expense (d)	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers (d)	Ratio of Net Invest ment Income to Average Net Assets	Preferred Shares Asset Coverage Per Share	Portfolio Turnover Rate

$(0.75)	$10.88	$10.97	9.65%	$355,368	1.23%	1.23%	1.17%	1.17%	7.14%	$72,006	5%
(0.79)	10.78	10.71	10.69	351,139	1.29	1.29	1.23	1.23	7.47	71,447	15
(0.84)	9.58	10.45	(15.39)	311,231	1.27	1.27	1.20	1.20	7.04	66,168	20
(0.84)	11.02	13.31	33.20	357,139	1.27	1.33	1.17	1.23	8.00	72,239	25
(0.84)	9.69	10.75	2.01	313,021	1.44	1.46	1.28	1.30	9.39	66,404	14

$(0.72)	$10.08	$10.94	12.80%	$223,030	1.30%	1.30%	1.21%	1.21%	6.68%	$69,605	24%
(0.72)	10.02	10.40	19.73	221,415	1.37	1.37	1.26	1.26	7.29	69,282	11
(0.72)	9.09	9.36	(13.98)	200,245	1.35	1.35	1.25	1.25	7.93	65,409	25
(0.72)	10.23	11.68	31.62	224,596	1.34	1.40	1.20	1.26	8.40	69,918	10
(0.72)	9.08	9.53	(0.47)	198,748	1.48	1.50	1.32	1.34	9.01	64,749	11

$(0.63)	$9.42	$9.87	11.09%	$53,458	1.55%	1.55%	1.49%	1.49%	6.04%	$66,764	13%
(0.63)	9.43	9.49	9.47	53,369	1.66	1.66	1.60	1.60	6.31	66,695	24
(0.63)	8.51	9.30	(6.83)	48,007	1.65	1.65	1.56	1.56	6.72	62,505	17
(0.63)	9.65	10.66	26.56	54,327	1.64	1.70	1.50	1.56	8.42	67,441	16
(0.63)	8.82	9.00	(1.27)	49,490	1.73	1.75	1.58	1.60	8.07	63,663	9

ANNUAL REPORT	SEPTEMBER 30, 2015	17

Statements of Assets and Liabilities

     September 30, 2015

(Amounts in thousands†, except per share amounts)	PIMCO Municipal Income Fund III	PIMCO California Municipal Income Fund III	PIMCO New York Municipal Income Fund III
Assets:
Investments, at value
Investments in securities*	$563,741	$373,779	$89,131
Cash	569	518	557
Receivable for investments sold	25	0	0
Interest receivable	8,762	5,178	1,144
Other assets	5	3	0

Total Assets	573,102	379,478	90,832

Liabilities:
Borrowings & Other Financing Transactions
Payable for tender option bond floating rate certificates	$26,156	$28,288	$4,942
Payable for investments purchased	0	1,411	0
Distributions payable to common shareholders	2,035	1,328	298
Distributions payable to preferred shareholders	3	2	0
Accrued management fees	313	203	60
Other liabilities	227	216	74

Total Liabilities	28,734	31,448	5,374

Preferred Shares ($0.00001 par value and $25,000 liquidation preference per share applicable to an aggregate of 7,560, 5,000 and 1,280 shares issued and outstanding, respectively)	189,000	125,000	32,000

Net Assets Applicable to Common Shareholders	$355,368	$223,030	$53,458

Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share)	$0	$0	$0
Paid in capital in excess of par	436,235	291,012	75,890
Undistributed (overdistributed) net investment income	(201)	5,160	1,007
Accumulated undistributed net realized (loss)	(141,461)	(107,147)	(30,825)
Net unrealized appreciation	60,795	34,005	7,386
	$355,368	$223,030	$53,458

Common Shares Issued and Outstanding	32,658	22,134	5,677

Net Asset Value Per Common Share	$10.88	$10.08	$9.42

Cost of Investments in securities	$502,956	$339,711	$81,728

* Includes repurchase agreements of:	$0	$10,600	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Statements of Operations

Year Ended September 30, 2015
(Amounts in thousands)	PIMCO Municipal Income Fund III	PIMCO California Municipal Income Fund III	PIMCO New York Municipal Income Fund III

Investment Income:
Interest	$29,850	$17,854	$4,082
Total Income	29,850	17,854	4,082

Expenses:
Management fees	3,843	2,492	737
Auction agent fees and commissions	285	190	48
Trustee fees and related expenses	42	24	8
Interest expense	200	203	32
Auction rate preferred shares related expenses	11	11	11
Total Expenses	4,381	2,920	836

Net Investment Income	25,469	14,934	3,246

Net Realized Gain:
Investments in securities	1,031	4,105	106

Net Realized Gain	1,031	4,105	106

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	1,472	(1,806)	158

Net Change in Unrealized Appreciation (Depreciation)	1,472	(1,806)	158

Net Increase in Net Assets Resulting from Operations	27,972	17,233	3,510

Distributions on Preferred Shares from Net Investment Income	(242)	(160)	(41)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$27,730	$17,073	$3,469

ANNUAL REPORT	SEPTEMBER 30, 2015	19

Statements of Changes in Net Assets

	PIMCO Municipal Income Fund III
(Amounts in thousands†)	Year Ended September 30, 2015	Year Ended September 30, 2014
Increase in Net Assets from:

Operations:
Net investment income	$25,469	$24,526
Net realized gain (loss)	1,031	(2,929)
Net change in unrealized appreciation (depreciation)	1,472	43,465
Net increase in net assets resulting from operations	27,972	65,062
Distributions on preferred shares from net investment income	(242)	(212)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	27,730	64,850

Distributions to Common Shareholders**:
From net investment income	(24,386)	(25,829)

Total Distributions to Common Shareholders (a)	(24,386)	(25,829)

Common Share Transactions**:
Issued as reinvestment of distributions	885	887

Total Increase in Net Assets	4,229	39,908

Net Assets Applicable to Common Shareholders:
Beginning of year	351,139	311,231
End of year*	$355,368	$351,139

* Including undistributed (overdistributed) net investment income of:	$(201)	$(945)

** Common Share Transactions:
Shares issued as reinvestment of distributions	81	87

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Determined in accordance with federal income tax regulations, see Note 2(b) in the Notes to Financial Statements for more information.

20	PIMCO CLOSED-END FUNDS	See Accompanying Notes

PIMCO California Municipal Income Fund III		PIMCO New York Municipal Income Fund III
Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014

$14,934	$15,281	$3,246	$3,160
4,105	(1,900)	106	192
(1,806)	23,299	158	5,481
17,233	36,680	3,510	8,833
(160)	(144)	(41)	(37)

17,073	36,536	3,469	8,796

(15,922)	(15,888)	(3,571)	(3,560)

(15,922)	(15,888)	(3,571)	(3,560)

464	522	191	126

1,615	21,170	89	5,362

221,415	200,245	53,369	48,007
$223,030	$221,415	$53,458	$53,369

$5,160	$6,342	$1,007	$1,386

45	55	20	14

ANNUAL REPORT	SEPTEMBER 30, 2015	21

Schedule of Investments PIMCO Municipal Income Fund III

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 158.6%

MUNICIPAL BONDS & NOTES 158.0%

ALABAMA 17.7%
Alabama Docks Department State Revenue Bonds, Series 2010
6.000% due 10/01/2040	$1,000	$1,156
Birmingham, Alabama Special Care Facilities Financing Authority Revenue Bonds, (AGC Insured), Series 2009
6.000% due 06/01/2039	500	585
Birmingham-Baptist Medical Centers Special Care Facilities Financing Authority, Alabama Revenue Bonds, Series 2005
5.000% due 11/15/2030	9,000	9,033
Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
0.000% due 10/01/2050 (c)	53,000	34,864
6.500% due 10/01/2053	15,000	17,178

		62,816

ARIZONA 10.6%
Arizona Health Facilities Authority Revenue Bonds, Series 2007
5.200% due 10/01/2037	2,250	2,211
Arizona Health Facilities Authority Revenue Bonds, Series 2008
5.000% due 01/01/2035	1,250	1,327
5.500% due 01/01/2038	900	968
Industrial Development Authority of the County, Arizona of Pima Revenue Bonds, Series 2010
5.250% due 10/01/2040	750	822
Pima County, Arizona Industrial Development Authority Revenue Bonds, Series 2008
5.000% due 09/01/2039 (d)	13,000	13,956
Salt River Project Agricultural Improvement & Power District, Arizona Revenue Bonds, Series 2009
5.000% due 01/01/2039 (d)	5,000	5,503
Salt Verde Financial Corp., Arizona Revenue Bonds, Series 2007
5.000% due 12/01/2037	11,600	12,876

		37,663

CALIFORNIA 27.5%
Bay Area Toll Authority, California Revenue Bonds, Series 2008
5.000% due 04/01/2034	500	552
Bay Area Toll Authority, California Revenue Bonds, Series 2010
5.000% due 10/01/2029	1,500	1,724
5.000% due 10/01/2042	3,260	3,635

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.250% due 04/01/2053	$12,000	$13,415
California Health Facilities Financing Authority Revenue Bonds, (IBC/NPFGC Insured), Series 2007
5.000% due 11/15/2042	600	621
California Health Facilities Financing Authority Revenue Bonds, Series 2009
6.000% due 07/01/2039	2,500	2,852
California Health Facilities Financing Authority Revenue Bonds, Series 2011
6.000% due 08/15/2042	1,500	1,753
California Health Facilities Financing Authority Revenue Bonds, Series 2013
5.000% due 08/15/2052	2,015	2,191
California Municipal Finance Authority Revenue Bonds, Series 2011
7.750% due 04/01/2031	1,385	1,757
California State General Obligation Bonds, Series 2007
5.000% due 06/01/2037	5,000	5,309
5.000% due 12/01/2037	5,300	5,725
California State General Obligation Bonds, Series 2008
5.250% due 03/01/2038	1,350	1,471
California State General Obligation Bonds, Series 2009
5.750% due 04/01/2031	2,500	2,890
6.000% due 04/01/2038	5,000	5,831
California State General Obligation Bonds, Series 2010
5.250% due 11/01/2040	1,300	1,497
5.500% due 03/01/2040	3,200	3,704
California Statewide Communities Development Authority Revenue Bonds, (FHA Insured), Series 2009
6.625% due 08/01/2029	2,580	3,056
6.750% due 02/01/2038	9,200	10,830
California Statewide Communities Development Authority Revenue Bonds, Series 2007
5.750% due 11/01/2017	1,260	1,312
California Statewide Communities Development Authority Revenue Bonds, Series 2010
6.250% due 10/01/2039	1,000	1,128
California Statewide Communities Development Authority Revenue Bonds, Series 2011
5.000% due 12/01/2041	3,000	3,266
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
4.500% due 06/01/2027	2,445	2,350
5.125% due 06/01/2047	3,600	2,967
5.750% due 06/01/2047	1,120	999

22	PIMCO CLOSED-END FUNDS	See Accompanying Notes

September 30, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Indian Wells Redevelopment Agency, California Tax Allocation Bonds, (AMBAC Insured), Series 2006
4.750% due 09/01/2034	$3,350	$3,387
Los Angeles Community College District, California General Obligation Bonds, Series 2009
13.838% due 08/01/2033 (e)	1,675	2,260
M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	2,000	2,645
Palomar Health, California Certificates of Participation Bonds, Series 2009
6.750% due 11/01/2039	1,250	1,386
San Marcos Unified School District, California General Obligation Bonds, Series 2011
5.000% due 08/01/2038	1,600	1,785
Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2006
5.000% due 06/01/2037	6,200	5,440

		97,738

COLORADO 1.0%
Colorado Health Facilities Authority Revenue Bonds, Series 2010
5.000% due 01/01/2040	2,000	2,171
Public Authority for Colorado Energy Revenue Bonds, Series 2008
6.500% due 11/15/2038	500	658
Regional Transportation District, Colorado Revenue Bonds, Series 2010
6.000% due 01/15/2034	500	562

		3,391

CONNECTICUT 0.4%
Harbor Point Infrastructure Improvement District, Connecticut Tax Allocation Bonds, Series 2010
7.875% due 04/01/2039	1,250	1,454

DISTRICT OF COLUMBIA 3.1%
District of Columbia Water & Sewer Authority Revenue Bonds, Series 2009
5.500% due 10/01/2039 (d)	10,000	11,159

FLORIDA 6.6%
Brevard County, Florida Health Facilities Authority Revenue Bonds, Series 2005
5.000% due 04/01/2034	3,480	3,562
Broward County, Florida Airport System Revenue Bonds, Series 2009
5.375% due 10/01/2029	500	568
Broward County, Florida Water & Sewer Utility Revenue Bonds, Series 2009
5.250% due 10/01/2034 (d)	4,500	5,093

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Cape Coral, Florida Water & Sewer Revenue Bonds, (AGM Insured), Series 2011
5.000% due 10/01/2041	$3,000	$3,335
Florida Development Finance Corp. Revenue Notes, Series 2011
6.500% due 06/15/2021	310	345
Florida State General Obligation Bonds, Series 2009
5.000% due 06/01/2038 (d)	4,200	4,596
Greater Orlando Aviation Authority, Florida Revenue Bonds, Series 2010
9.449% due 10/01/2039 (e)	5,000	5,846

		23,345

GEORGIA 3.5%
Fulton County, Georgia Residential Care Facilities for the Elderly Authority Revenue Bonds, Series 2006
5.125% due 07/01/2042	1,750	1,752
Medical Center Hospital Authority, Georgia Revenue Bonds, Series 2007
5.250% due 07/01/2037	400	402
Municipal Electric Authority of Georgia Revenue Bonds, Series 2015
5.000% due 07/01/2060	10,000	10,432

		12,586

HAWAII 0.5%
Hawaii Pacific Health Revenue Bonds, Series 2010
5.500% due 07/01/2040	1,500	1,664

ILLINOIS 8.2%
Chicago, Illinois General Obligation Bonds, Series 2007
5.500% due 01/01/2035	2,400	2,392
5.500% due 01/01/2042	1,000	974
Chicago, Illinois General Obligation Bonds, Series 2015
5.375% due 01/01/2029	7,200	7,196
5.500% due 01/01/2034	2,500	2,500
Chicago, Illinois Revenue Bonds, Series 2002
5.000% due 01/01/2027	1,750	1,815
Illinois Finance Authority Revenue Bonds, Series 2007
5.875% due 03/01/2027 ^	1,000	250
6.000% due 03/01/2037 ^	625	156
Illinois Finance Authority Revenue Bonds, Series 2009
5.500% due 07/01/2037 (d)	5,000	5,631
7.125% due 11/15/2037	400	488
Illinois Finance Authority Revenue Bonds, Series 2010
6.000% due 08/15/2038	1,000	1,097

See Accompanying Notes	ANNUAL REPORT	SEPTEMBER 30, 2015	23

Schedule of Investments PIMCO Municipal Income Fund III (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Illinois State Toll Highway Authority Revenue Bonds, Series 2008
5.500% due 01/01/2033	$5,000	$5,440
Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, Series 2015
5.000% due 06/15/2052	1,000	1,020

		28,959

INDIANA 1.4%
Portage, Indiana Tax Allocation Bonds, Series 2006
5.000% due 07/15/2023	1,000	1,037
5.000% due 01/15/2027	775	803
Vigo County, Indiana Hospital Authority Revenue Bonds, Series 2011
7.500% due 09/01/2022	2,535	2,985

		4,825

IOWA 1.0%
Iowa Finance Authority Revenue Bonds, Series 2013
5.250% due 12/01/2025	3,000	3,259
Iowa Finance Authority Revenue Bonds, Series 2014
2.000% due 05/15/2056 ^	76	0
2.700% due 11/15/2046 ^	403	361

		3,620

KENTUCKY 0.6%
Kentucky Economic Development Finance Authority Revenue Bonds, Series 2010
6.375% due 06/01/2040	2,000	2,253

LOUISIANA 2.1%
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds, Series 2010
5.875% due 10/01/2040	1,500	1,743
6.000% due 10/01/2044	1,000	1,165
6.500% due 11/01/2035	400	472
Louisiana Public Facilities Authority Revenue Bonds, Series 2007
5.500% due 05/15/2047	1,700	1,791
Louisiana Public Facilities Authority Revenue Bonds, Series 2011
6.500% due 05/15/2037	2,000	2,348

		7,519

MARYLAND 0.9%
Maryland Economic Development Corp. Revenue Bonds, Series 2010
5.750% due 06/01/2035	1,000	1,090

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2010
6.250% due 01/01/2041	$700	$775
Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2011
6.000% due 07/01/2041	1,000	1,177

		3,042

MASSACHUSETTS 2.1%
Massachusetts Development Finance Agency Revenue Bonds, Series 2010
7.625% due 10/15/2037	285	312
Massachusetts Development Finance Agency Revenue Bonds, Series 2011
0.000% due 11/15/2056 (b)	140	1
6.250% due 11/15/2039	529	499
Massachusetts Housing Finance Agency Revenue Bonds, Series 2003
5.125% due 06/01/2043	4,910	4,911
Massachusetts State College Building Authority Revenue Bonds, Series 2009
5.500% due 05/01/2039	1,600	1,819

		7,542

MICHIGAN 1.0%
Detroit, Michigan General Obligation Bonds, Series 2010
5.250% due 11/01/2035	1,500	1,623
Royal Oak Hospital Finance Authority, Michigan Revenue Bonds, Series 2009
8.250% due 09/01/2039	1,500	1,816

		3,439

MISSOURI 0.2%
Jennings, Missouri Revenue Bonds, Series 2006
5.000% due 11/01/2023	250	245
Manchester, Missouri Tax Allocation Bonds, Series 2010
6.875% due 11/01/2039	500	514

		759

NEW HAMPSHIRE 0.6%
New Hampshire Business Finance Authority Revenue Bonds, Series 2009
6.125% due 10/01/2039	2,000	2,218

NEW JERSEY 5.7%
New Jersey Economic Development Authority Special Assessment Bonds, Series 2002
6.500% due 04/01/2028	4,500	5,476

24	PIMCO CLOSED-END FUNDS	See Accompanying Notes

September 30, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2007
5.750% due 07/01/2037	$1,000	$1,035
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2013
5.500% due 07/01/2043	2,000	2,284
Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
4.750% due 06/01/2034	1,600	1,240
5.000% due 06/01/2041	12,745	10,041

		20,076

NEW MEXICO 0.3%
Farmington, New Mexico Revenue Bonds, Series 2010
5.900% due 06/01/2040	1,000	1,098

NEW YORK 16.4%
Brooklyn Arena Local Development Corp., New York Revenue Bonds, Series 2009
6.250% due 07/15/2040	9,800	11,175
Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2011
5.750% due 02/15/2047	5,000	5,708
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2011
5.000% due 11/15/2036	3,000	3,350
Nassau County, New York Industrial Development Agency Revenue Bonds, Series 2014
2.000% due 01/01/2049 ^	311	37
6.700% due 01/01/2049	863	846
New York City, New York Industrial Development Agency Revenue Bonds, (AGC Insured), Series 2009
7.000% due 03/01/2049	10,450	12,317
New York City, New York Water & Sewer System Revenue Bonds, Series 2007
4.750% due 06/15/2035 (d)	4,000	4,234
New York Liberty Development Corp. Revenue Bonds, Series 2007
5.500% due 10/01/2037	1,700	2,073
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.000% due 12/15/2041	3,000	3,366
5.000% due 11/15/2044	11,000	12,021
New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	3,000	3,033

		58,160

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NORTH CAROLINA 1.9%
New Hanover County, North Carolina Revenue Bonds, Series 2011
5.000% due 10/01/2028	$6,000	$6,869

OHIO 11.1%
Allen County, Ohio Revenue Bonds, Series 2010
5.000% due 06/01/2038	500	548
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.125% due 06/01/2024	1,000	858
5.875% due 06/01/2047	4,800	3,974
6.500% due 06/01/2047	30,350	27,194
Hamilton County, Ohio Revenue Bonds, Series 2012
5.000% due 06/01/2042	1,500	1,600
Ohio State Turnpike Commission Revenue Bonds, Series 2013
5.000% due 02/15/2048	5,000	5,432

		39,606

PENNSYLVANIA 6.5%
Allegheny County, Pennsylvania Hospital Development Authority Revenue Bonds, Series 2009
5.625% due 08/15/2039	1,000	1,126
Berks County, Pennsylvania Municipal Authority Revenue Bonds, Series 2012
5.000% due 11/01/2044	6,600	7,112
Capital Region Water, Pennsylvania Revenue Bonds, Series 2007
6.000% due 09/01/2036 ^	1,225	927
Cumberland County, Pennsylvania Municipal Authority Revenue Bonds, Series 2008
5.625% due 07/01/2028	1,000	1,071
6.000% due 07/01/2035	670	718
Dauphin County, Pennsylvania General Authority Revenue Bonds, Series 2009
6.000% due 06/01/2036	1,000	1,144
Luzerne County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2009
5.500% due 12/01/2039	100	113
Pennsylvania Turnpike Commission Revenue Bonds, Series 2009
5.125% due 12/01/2040	3,000	3,241
Pennsylvania Turnpike Commission Revenue Bonds, Series 2013
5.000% due 12/01/2043	5,000	5,487
Philadelphia Hospitals & Higher Education Facilities Authority, Pennsylvania Revenue Bonds, Series 2012
5.625% due 07/01/2042	1,645	1,732

See Accompanying Notes	ANNUAL REPORT	SEPTEMBER 30, 2015	25

Schedule of Investments PIMCO Municipal Income Fund III (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Philadelphia, Pennsylvania Water & Wastewater Revenue Bonds, Series 2009
5.250% due 01/01/2036	$500	$547

		23,218

SOUTH CAROLINA 6.8%
Greenwood County, South Carolina Revenue Bonds, Series 2009
5.375% due 10/01/2039	1,000	1,113
South Carolina State Ports Authority Revenue Bonds, Series 2010
5.250% due 07/01/2040	800	885
South Carolina State Public Service Authority Revenue Bonds, Series 2013
5.125% due 12/01/2043	5,000	5,490
5.500% due 12/01/2053	15,000	16,673

		24,161

TENNESSEE 0.7%
Claiborne County, Tennessee Industrial Development Board Revenue Bonds, Series 2009
6.625% due 10/01/2039	1,250	1,397
Johnson City Health & Educational Facilities Board, Tennessee Revenue Bonds, Series 2010
6.000% due 07/01/2038	1,000	1,121

		2,518

TEXAS 16.6%
Dallas, Texas Revenue Bonds, (AGC Insured), Series 2009
5.250% due 08/15/2038	1,300	1,455
Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2013
5.000% due 04/01/2053	4,500	4,905
JPMorgan Chase Putters/Drivers Trust, Texas General Obligation Notes, Series 2009
9.520% due 02/01/2017 (e)	6,500	8,057
North Harris County, Texas Regional Water Authority Revenue Bonds, Series 2008
5.250% due 12/15/2033	5,500	6,126
5.500% due 12/15/2038	5,500	6,191
North Texas Tollway Authority Revenue Bonds, Series 2008
5.625% due 01/01/2033	10,800	11,770
5.750% due 01/01/2033	700	778
North Texas Tollway Authority Revenue Bonds, Series 2011
5.000% due 01/01/2038	3,000	3,211
5.500% due 09/01/2041	600	703
Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2009
6.250% due 11/15/2029	3,000	3,483

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
5.250% due 12/15/2026	$150	$172
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	9,600	11,591
Wise County, Texas Revenue Bonds, Series 2011
8.000% due 08/15/2034	500	581

		59,023

VIRGINIA 0.5%
Fairfax County, Virginia Industrial Development Authority Revenue Bonds, Series 2009
5.500% due 05/15/2035	1,000	1,127
James City County, Virginia Economic Development Authority Revenue Bonds, Series 2013
2.000% due 10/01/2048 ^	201	7
6.000% due 06/01/2043	621	580

		1,714

WASHINGTON 0.5%
Washington Health Care Facilities Authority Revenue Bonds, Series 2009
7.375% due 03/01/2038	1,000	1,211
Washington Health Care Facilities Authority Revenue Bonds, Series 2010
5.500% due 12/01/2039	500	602

		1,813

WEST VIRGINIA 0.3%
West Virginia Hospital Finance Authority Revenue Bonds, Series 2011
9.125% due 10/01/2041	955	1,037

WISCONSIN 1.7%
University of Wisconsin Hospitals & Clinics Authority Revenue Bonds, Series 2013
5.000% due 04/01/2038	3,500	3,838
Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2009
6.625% due 02/15/2039	1,000	1,185
Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2010
5.625% due 04/15/2039	1,000	1,133

		6,156

Total Municipal Bonds & Notes (Cost $500,657)		561,441

26	PIMCO CLOSED-END FUNDS	See Accompanying Notes

September 30, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.6%

U.S. TREASURY BILLS 0.6%
0.164% due 01/21/2016 - 02/18/2016 (a)	$2,300	$2,300

Total Short-Term Instruments (Cost $2,299)		2,300

Total Investments in Securities (Cost $502,956)		563,741

Total Investments 158.6% (Cost $502,956)		$563,741

Preferred Shares (53.2%)		(189,000)

Other Assets and Liabilities, net (5.4%)		(19,373)

Net Assets Applicable to Common Shareholders 100.0%		$355,368

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon bond.
(c)	Security becomes interest bearing at a future date.
(d)	Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5(b) in the Notes to Financial Statements for more information.
(e)	Represents an investment in a tender option bond residual interest certificate purchased in a secondary market transaction. The interest rate shown bears an inverse relationship to the interest rate on a tender option bond floating rate certificate. The interest rate disclosed reflects the rate in effect on September 30, 2015.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2015
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$62,816	$0	$62,816
Arizona	0	37,663	0	37,663
California	0	97,738	0	97,738
Colorado	0	3,391	0	3,391
Connecticut	0	1,454	0	1,454
District of Columbia	0	11,159	0	11,159
Florida	0	23,345	0	23,345
Georgia	0	12,586	0	12,586

See Accompanying Notes	ANNUAL REPORT	SEPTEMBER 30, 2015	27

Schedule of Investments PIMCO Municipal Income Fund III (Cont.)

September 30, 2015

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2015
Hawaii	$0	$1,664	$0	$1,664
Illinois	0	28,959	0	28,959
Indiana	0	4,825	0	4,825
Iowa	0	3,620	0	3,620
Kentucky	0	2,253	0	2,253
Louisiana	0	7,519	0	7,519
Maryland	0	3,042	0	3,042
Massachusetts	0	7,542	0	7,542
Michigan	0	3,439	0	3,439
Missouri	0	759	0	759
New Hampshire	0	2,218	0	2,218
New Jersey	0	20,076	0	20,076
New Mexico	0	1,098	0	1,098
New York	0	58,160	0	58,160
North Carolina	0	6,869	0	6,869
Ohio	0	39,606	0	39,606
Pennsylvania	0	23,218	0	23,218
South Carolina	0	24,161	0	24,161
Tennessee	0	2,518	0	2,518
Texas	0	59,023	0	59,023
Virginia	0	1,714	0	1,714
Washington	0	1,813	0	1,813
West Virginia	0	1,037	0	1,037
Wisconsin	0	6,156	0	6,156
Short-Term Instruments
U.S. Treasury Bills	0	2,300	0	2,300

Total Investments	$0	$563,741	$0	$563,741

There were no significant transfers between Levels 1, 2, or 3 during the period ended September 30, 2015.

28	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO California Municipal Income Fund III

September 30, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 167.6%

MUNICIPAL BONDS & NOTES 162.7%

CALIFORNIA 155.9%
Bay Area Toll Authority, California Revenue Bonds, Series 2008
5.000% due 04/01/2034	$1,250	$1,380
Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.250% due 04/01/2048	8,000	8,966
California County Tobacco Securitization Agency Revenue Bonds, Series 2002
5.875% due 06/01/2035	8,100	8,100
6.000% due 06/01/2042	7,000	7,159
California County Tobacco Securitization Agency Revenue Bonds, Series 2006
5.600% due 06/01/2036	2,000	1,897
California Educational Facilities Authority Revenue Bonds, Series 2009
5.000% due 01/01/2039 (a)	9,800	10,798
5.000% due 10/01/2039 (a)	10,000	11,060
California Health Facilities Financing Authority Revenue Bonds, (IBC/NPFGC Insured), Series 2007
5.000% due 11/15/2042	500	518
California Health Facilities Financing Authority Revenue Bonds, Series 2008
5.000% due 08/15/2038	5,000	5,453
5.250% due 11/15/2040	4,550	5,275
California Health Facilities Financing Authority Revenue Bonds, Series 2009
5.750% due 09/01/2039	4,000	4,546
6.000% due 07/01/2039	4,000	4,563
6.500% due 11/01/2038	500	592
California Health Facilities Financing Authority Revenue Bonds, Series 2010
5.000% due 11/15/2036	1,300	1,457
California Health Facilities Financing Authority Revenue Bonds, Series 2011
5.000% due 08/15/2035	1,000	1,133
6.000% due 08/15/2042	1,200	1,403
California Health Facilities Financing Authority Revenue Bonds, Series 2012
5.000% due 08/15/2051	8,305	8,990
California Health Facilities Financing Authority Revenue Bonds, Series 2015
5.000% due 08/15/2054	3,000	3,317
California Infrastructure & Economic Development Bank Revenue Bonds, Series 2013
5.000% due 02/01/2039	10,000	11,104
California Municipal Finance Authority Revenue Bonds, Series 2011
7.750% due 04/01/2031	835	1,060

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California Pollution Control Financing Authority Revenue Bonds, Series 2010
5.250% due 08/01/2040	$1,250	$1,328
California State General Obligation Bonds, Series 2009
6.000% due 04/01/2038	7,300	8,513
California State General Obligation Bonds, Series 2013
5.000% due 11/01/2043	5,000	5,655
California State Public Works Board Revenue Bonds, Series 2009
6.000% due 11/01/2034	2,000	2,366
California State Public Works Board Revenue Bonds, Series 2013
5.000% due 03/01/2038	2,500	2,812
California State University Revenue Bonds, Series 2011
5.000% due 11/01/2042	9,200	10,252
California State University Revenue Bonds, Series 2015
5.000% due 11/01/2047	12,750	14,501
California Statewide Communities Development Authority Certificates of Participation Bonds, Series 1999
5.375% due 04/01/2030	945	948
California Statewide Communities Development Authority Revenue Bonds, (FGIC Insured), Series 2007
5.750% due 07/01/2047	3,100	3,412
California Statewide Communities Development Authority Revenue Bonds, (FHA Insured), Series 2009
6.625% due 08/01/2029	1,780	2,108
6.750% due 02/01/2038	6,430	7,569
California Statewide Communities Development Authority Revenue Bonds, Series 2006
5.000% due 03/01/2041	4,500	4,561
California Statewide Communities Development Authority Revenue Bonds, Series 2007
5.500% due 11/01/2038	1,300	1,310
California Statewide Communities Development Authority Revenue Bonds, Series 2008
5.500% due 07/01/2031	2,030	2,171
California Statewide Communities Development Authority Revenue Bonds, Series 2010
6.250% due 10/01/2039	500	564
7.500% due 06/01/2042	990	1,080
California Statewide Communities Development Authority Revenue Bonds, Series 2011
5.000% due 12/01/2041	11,000	11,976
6.000% due 08/15/2042	1,800	2,104
6.500% due 11/01/2021	365	399

See Accompanying Notes	ANNUAL REPORT	SEPTEMBER 30, 2015	29

Schedule of Investments PIMCO California Municipal Income Fund III (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California Statewide Communities Development Authority Revenue Bonds, Series 2012
5.000% due 04/01/2042	$11,220	$12,319
5.375% due 05/15/2038	2,000	2,199
California Statewide Communities Development Authority Revenue Bonds, Series 2014
5.500% due 12/01/2054	2,500	2,630
Chula Vista, California Revenue Bonds, Series 2004
5.875% due 02/15/2034	2,000	2,300
Contra Costa County, California Public Financing Authority Tax Allocation Bonds, Series 2003
5.625% due 08/01/2033	1,415	1,415
Fremont Community Facilities District No. 1, California Special Tax Bonds, Series 2015
5.000% due 09/01/2045	1,400	1,517
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047	22,240	19,848
Hayward Unified School District, California General Obligation Bonds, Series 2015
5.000% due 08/01/2038	5,000	5,485
JPMorgan Chase Putters/Drivers Trust, California Revenue Bonds, Series 2009
5.000% due 07/01/2037 (a)	5,000	5,327
Lancaster Redevelopment Agency, California Tax Allocation Bonds, Series 2009
6.875% due 08/01/2039	500	595
Long Beach Unified School District, California General Obligation Bonds, Series 2009
5.750% due 08/01/2033	5,000	5,788
Long Beach, California Airport System Revenue Bonds, Series 2010
5.000% due 06/01/2040	2,120	2,338
Los Angeles Community College District, California General Obligation Bonds, Series 2009
13.838% due 08/01/2033 (b)	1,000	1,349
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2009
5.000% due 07/01/2039 (a)	10,000	11,012
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2012
5.000% due 07/01/2037	2,000	2,271
5.000% due 07/01/2043	2,115	2,375
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2014
5.000% due 07/01/2043	3,000	3,372
Los Angeles Unified School District, California General Obligation Bonds, Series 2009
5.000% due 01/01/2034 (a)	10,000	11,291
M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	10,825	14,315
7.000% due 11/01/2034	2,285	3,156

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Malibu, California Certificates of Participation Bonds, Series 2009
5.000% due 07/01/2039	$550	$599
Manteca Financing Authority, California Revenue Bonds, Series 2009
5.750% due 12/01/2036	1,000	1,177
Montebello Unified School District, California General Obligation Bonds, (AGM Insured), Series 2008
5.000% due 08/01/2033	3,000	3,357
Oakland Redevelopment Agency Successor Agency, California Tax Allocation Bonds, (AGM Insured), Series 2015
5.000% due 09/01/2036	800	895
Peralta Community College District, California General Obligation Bonds, Series 2009
5.000% due 08/01/2039	1,250	1,397
Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2013
5.000% due 05/15/2043	5,000	5,532
River Islands Public Financing Authority, California Special Tax Bonds, Series 2015
5.500% due 09/01/2045	3,000	3,113
Rocklin Unified School District Community Facilities District, California Special Tax Bonds, (NPFGC Insured), Series 2004
5.000% due 09/01/2029	500	501
Sacramento Municipal Utility District, California Revenue Bonds, Series 2013
5.000% due 08/15/2037	3,000	3,382
San Diego County, California Regional Airport Authority Revenue Bonds, Series 2013
5.000% due 07/01/2043	1,325	1,455
San Diego County, California Water Authority Certificates of Participation Bonds, (AGM Insured), Series 2008
5.000% due 05/01/2038	6,250	6,780
San Diego Public Facilities Financing Authority Sewer, California Revenue Bonds, Series 2009
5.250% due 05/15/2039	4,000	4,534
San Diego Regional Building Authority, California Revenue Bonds, Series 2009
5.375% due 02/01/2036	2,200	2,459
San Francisco, California City & County Certificates of Participation Bonds, Series 2009
5.250% due 04/01/2031	550	619
San Francisco, California City & County Redevelopment Agency Special Tax Bonds, Series 2013
5.000% due 08/01/2028	1,505	1,663
San Joaquin Hills Transportation Corridor Agency, California Revenue Bonds, Series 2014
5.000% due 01/15/2050	2,000	2,101

30	PIMCO CLOSED-END FUNDS	See Accompanying Notes

September 30, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
San Jose, California Hotel Tax Revenue Bonds, Series 2011
6.500% due 05/01/2036	$1,500	$1,809
San Marcos Redevelopment Agency Successor Agency, California Tax Allocation Bonds, Series 2015
5.000% due 10/01/2034	885	1,014
San Marcos Unified School District, California General Obligation Bonds, Series 2011
5.000% due 08/01/2038	1,000	1,116
Santa Clara County, California Financing Authority Revenue Bonds, (AMBAC Insured), Series 2007
5.750% due 02/01/2041	500	548
Santa Cruz County, California Redevelopment Agency Tax Allocation Bonds, Series 2009
7.000% due 09/01/2036	1,200	1,369
Torrance, California Revenue Bonds, Series 2001
5.500% due 06/01/2031	2,950	3,001
Washington Township Health Care District, California General Obligation Bonds, Series 2013
5.000% due 08/01/2043	2,500	2,766
Western Municipal Water District Facilities Authority, California Revenue Bonds, Series 2009
5.000% due 10/01/2039	2,000	2,248
Westlake Village, California Certificates of Participation Bonds, Series 2009
5.000% due 06/01/2039	1,000	1,031

		347,768

ILLINOIS 4.1%
Chicago, Illinois General Obligation Bonds, Series 2007
5.500% due 01/01/2035	3,000	2,989
Chicago, Illinois General Obligation Bonds, Series 2015
5.250% due 01/01/2028	3,700	3,680
5.500% due 01/01/2033	2,500	2,500

		9,169

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDIANA 2.3%
Vigo County, Indiana Hospital Authority Revenue Bonds, Series 2007
5.750% due 09/01/2042	$5,000	$5,167

NEW JERSEY 0.4%
Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
4.750% due 06/01/2034	1,000	775

Total Municipal Bonds & Notes (Cost $328,811)		362,879

SHORT-TERM INSTRUMENTS 4.9%

REPURCHASE AGREEMENTS (c) 4.8%
		10,600

U.S. TREASURY BILLS 0.1%
0.150% due 01/14/2016	300	300

Total Short-Term Instruments (Cost $10,900)		10,900

Total Investments in Securities (Cost $339,711)		373,779

Total Investments 167.6% (Cost $339,711)		$373,779

Preferred Shares (56.0%)		(125,000)

Other Assets and Liabilities, net (11.6%)		(25,749)

Net Assets Applicable to Common Shareholders 100.0%		$223,030

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5(b) in the Notes to Financial Statements for more information.
(b)	Represents an investment in a tender option bond residual interest certificate purchased in a secondary market transaction. The interest rate shown bears an inverse relationship to the interest rate on a tender option bond floating rate certificate. The interest rate disclosed reflects the rate in effect on September 30, 2015.

See Accompanying Notes	ANNUAL REPORT	SEPTEMBER 30, 2015	31

Schedule of Investments PIMCO California Municipal Income Fund III (Cont.)

September 30, 2015

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SAL	0.280%	09/30/2015	10/01/2015	$10,600	U.S. Treasury Notes 2.125% due 12/31/2021	$(10,833)	$10,600	$10,600

Total Repurchase Agreements						$(10,833)	$10,600	$10,600

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of September 30, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Received	Net Exposure (2)
Global/Master Repurchase Agreement
SAL	$10,600	$0	$0	$10,600	$(10,833)	$(233)

Total Borrowings and Other Financing Transactions	$10,600	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2015
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$347,768	$0	$347,768
Illinois	0	9,169	0	9,169
Indiana	0	5,167	0	5,167
New Jersey	0	775	0	775
Short-Term Instruments
Repurchase Agreements	0	10,600	0	10,600
U.S. Treasury Bills	0	300	0	300

Total Investments	$0	$373,779	$0	$373,779

There were no significant transfers between Levels 1, 2, or 3 during the period ended September 30, 2015.

32	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO New York Municipal Income Fund III

September 30, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 166.7%

MUNICIPAL BONDS & NOTES 163.2%

ILLINOIS 3.5%
Chicago, Illinois General Obligation Bonds, Series 2015
5.250% due 01/01/2028	$1,900	$1,890

NEW YORK 155.3%
Brooklyn Arena Local Development Corp., New York Revenue Bonds, Series 2009
6.375% due 07/15/2043	1,000	1,145
Chautauqua Industrial Development Agency, New York Revenue Bonds, Series 2009
5.875% due 04/01/2042	1,500	1,583
Dutchess County, New York Industrial Development Agency Revenue Bonds, Series 2007
5.250% due 01/01/2037	695	642
Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2011
5.750% due 02/15/2047	4,000	4,566
Long Island Power Authority, New York Revenue Bonds, Series 2009
5.750% due 04/01/2039	1,500	1,698
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2009
5.000% due 11/15/2034	500	568
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2013
5.000% due 11/15/2042	2,000	2,212
5.000% due 11/15/2043	4,000	4,392
Monroe County Industrial Development Corp., New York Revenue Bonds, (FHA Insured), Series 2010
5.500% due 08/15/2040	1,500	1,716
Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2013
5.000% due 07/01/2043	1,750	1,955
Nassau County, New York Industrial Development Agency Revenue Bonds, Series 2014
2.000% due 01/01/2049 ^	135	16
6.700% due 01/01/2049	375	368
New York City, New York General Obligation Bonds, Series 2013
5.000% due 08/01/2031	2,590	2,984
New York City, New York Industrial Development Agency Revenue Bonds, (AGC Insured), Series 2009
6.500% due 01/01/2046	600	686
7.000% due 03/01/2049	2,200	2,593
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2013
5.000% due 11/01/2042	2,000	2,238

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York City, New York Trust for Cultural Resources Revenue Bonds, Series 2014
5.000% due 08/01/2043	$2,000	$2,224
New York City, New York Water & Sewer System Revenue Bonds, Series 2007
4.750% due 06/15/2035 (a)	5,000	5,292
New York City, New York Water & Sewer System Revenue Bonds, Series 2009
5.000% due 06/15/2039	1,500	1,675
New York City, New York Water & Sewer System Revenue Bonds, Series 2012
5.000% due 06/15/2047	2,500	2,777
New York Convention Center Development Corp. Revenue Bonds, Series 2015
5.000% due 11/15/2045	2,000	2,232
New York Counties Tobacco Trust Revenue Bonds, Series 2001
5.750% due 06/01/2043	2,000	2,027
New York Liberty Development Corp. Revenue Bonds, Series 2007
5.500% due 10/01/2037	2,400	2,927
New York Liberty Development Corp. Revenue Bonds, Series 2010
5.125% due 01/15/2044	2,000	2,220
6.375% due 07/15/2049	1,050	1,191
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.750% due 11/15/2051	4,000	4,610
New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	2,000	2,022
New York State Dormitory Authority Revenue Bonds, Series 2009
5.000% due 03/15/2038	1,000	1,113
5.500% due 03/01/2039	1,200	1,359
New York State Dormitory Authority Revenue Bonds, Series 2010
5.500% due 07/01/2040	500	573
New York State Dormitory Authority Revenue Bonds, Series 2011
6.000% due 07/01/2040	250	290
New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 05/15/2026	1,225	1,446
5.000% due 12/15/2027	2,000	2,362
New York State Dormitory Authority Revenue Bonds, Series 2013
5.000% due 02/15/2029	750	871
New York State Environmental Facilities Corp. Revenue Bonds, Series 2007
4.750% due 06/15/2032	750	801
New York State Thruway Authority Revenue Bonds, Series 2012
5.000% due 01/01/2042	1,600	1,775

See Accompanying Notes	ANNUAL REPORT	SEPTEMBER 30, 2015	33

Schedule of Investments PIMCO New York Municipal Income Fund III (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York State Urban Development Corp. Revenue Bonds, Series 2009
5.000% due 03/15/2036 (a)	$2,200	$2,452
Niagara Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2014
5.250% due 05/15/2034	500	561
5.250% due 05/15/2040	500	556
Onondaga County, New York Revenue Bonds, Series 2011
5.000% due 12/01/2036	400	457
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
6.000% due 12/01/2036	600	698
Triborough Bridge & Tunnel Authority, New York Revenue Notes, Series 2009
5.250% due 11/15/2034 (a)	2,000	2,226
Troy Capital Resource Corp., New York Revenue Bonds, Series 2010
5.125% due 09/01/2040	1,400	1,555
TSASC, Inc., New York Revenue Bonds, Series 2006
5.000% due 06/01/2026	4,000	4,057
5.000% due 06/01/2034	100	93
5.125% due 06/01/2042	500	443
Westchester County Healthcare Corp., New York Revenue Bonds, Series 2010
6.125% due 11/01/2037	600	688
Yonkers Economic Development Corp., New York Revenue Bonds, Series 2010
6.000% due 10/15/2030	100	105

		83,040

OHIO 3.3%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.500% due 06/01/2047	1,950	1,747

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. VIRGIN ISLANDS 1.1%
Virgin Islands Public Finance Authority, U.S. Virgin Islands Revenue Bonds, Series 2009
6.000% due 10/01/2039	$500	$555

Total Municipal Bonds & Notes (Cost $79,829)		87,232

SHORT-TERM INSTRUMENTS 3.5%

SHORT-TERM NOTES 3.2%
Freddie Mac
0.172% due 01/28/2016	1,700	1,699

U.S. TREASURY BILLS 0.3%
0.163% due 01/21/2016	200	200

Total Short-Term Instruments (Cost $1,899)		1,899

Total Investments in Securities (Cost $81,728)		89,131

Total Investments 166.7% (Cost $81,728)		$89,131

Preferred Shares (59.9%)		(32,000)

Other Assets and Liabilities, net (6.8%)		(3,673)

Net Assets Applicable to Common Shareholders 100.0%		$53,458

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5(b) in the Notes to Financial Statements for more information.

34	PIMCO CLOSED-END FUNDS	See Accompanying Notes

September 30, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2015
Investments in Securities, at Value
Municipal Bonds & Notes
Illinois	$0	$1,890	$0	$1,890
New York	0	83,040	0	83,040
Ohio	0	1,747	0	1,747
U.S. Virgin Islands	0	555	0	555
Short-Term Instruments
Short-Term Notes	0	1,699	0	1,699
U.S. Treasury Bills	0	200	0	200

Total Investments	$0	$89,131	$0	$89,131

There were no significant transfers between Levels 1, 2, or 3 during the period ended September 30, 2015.

See Accompanying Notes	ANNUAL REPORT	SEPTEMBER 30, 2015	35

Notes to Financial Statements

1. ORGANIZATION

PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III and PIMCO New York Municipal Income Fund III, (each a “Fund” and collectively the “Funds”) were organized as Massachusetts business trusts on August 20, 2002 as closed-end management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). PIMCO Municipal Income Fund III and PIMCO California Municipal Income Fund III are classified as diversified funds and PIMCO New York Municipal Income Fund III is classified as a non-diversified fund. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Funds’ investment manager.

Each Fund has authorized an unlimited number of Common Shares at a par value of $0.00001 per share.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Distributions — Common Shares  The Funds intend to declare distributions from net investment income to common shareholders monthly. Distributions of net realized capital gains, if any, are paid at least annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further,

36	PIMCO CLOSED-END FUNDS

September 30, 2015

the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of distributions.

(c) New Accounting Pronouncements  In June 2013, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2013-08, providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Funds have adopted the ASU as they follow the investment company reporting requirements under U.S. GAAP. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In June 2014, the FASB issued ASU 2014-11 that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2014, the FASB issued ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies   The net asset value (“NAV”) of a Fund is determined by dividing the total value of portfolio investments and other assets attributable to that Fund, less any liabilities, by the total number of shares outstanding of that Fund.

ANNUAL REPORT	SEPTEMBER 30, 2015	37

Notes to Financial Statements (Cont.)

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers, or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of a Fund’s assets that are invested in one or more open end management investment companies (other than exchange-traded funds (“ETFs”)), the Fund’s NAV will be calculated based upon the NAVs of such investments.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees of the Funds (the “Board”) or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board, (“Valuation Oversight Committee”), generally based on recommendations provided by the Manager. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the

38	PIMCO CLOSED-END FUNDS

September 30, 2015

NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments of each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized

ANNUAL REPORT	SEPTEMBER 30, 2015	39

Notes to Financial Statements (Cont.)

gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

40	PIMCO CLOSED-END FUNDS

September 30, 2015

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 6, Principal Risks.

(a) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Tender Option Bond Transactions  Certain Funds may leverage their assets through the use of tender option bond transactions. In a tender option bond transaction (“TOB”), a Fund sells or causes the sale of, a fixed-rate municipal bond (“Fixed Rate Bond”) to a tender option bond trust (“TOB Trust”) that issues floating rate certificates (“TOB Floater”) and residual interest certificates (“TOB Residual”). A Fund simultaneously, or within a short period of time, purchases the TOB Residual issued by the TOB Trust. The TOB Floater is sold to third-party investors. The cash received by the TOB Trust from the sale of the TOB Floater and TOB Residual, less transaction expenses, is paid to the Fund that sold the Fixed Rate Bond to the TOB Trust. A Fund may then invest this cash in additional securities, generating leverage for the Fund.

The TOB Residual held by a Fund provides the Fund with the right to: (1) cause the holders of the TOB Floater to tender their notes at par, and (2) cause the sale of the Fixed-Rate Bond held by the TOB Trust, thereby collapsing the TOB Trust. The TOB Trust may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain termination events as defined in the TOB Trust agreements. Such termination events may include the bankruptcy or default

ANNUAL REPORT	SEPTEMBER 30, 2015	41

Notes to Financial Statements (Cont.)

of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB Trust to obtain renewal of the liquidity support agreement, a substantial decline in market value of the Fixed Rate Bond or a judgment or ruling that interest on the Fixed Rate Bond is subject to federal income taxation. Upon the occurrence of a termination event, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Floater up to par plus accrued interest owed on the TOB Floater and a portion of gain share, if any, with the balance paid out to the TOB Residual holder. Holders of TOB Floaters typically have the option to tender their TOB Floaters to the TOB Trust for redemption at par at each reset date. In such cases, a remarketing agent is engaged to remarket TOB Floaters so tendered.

The Funds account for the transactions described above as secured borrowings by including the Fixed Rate Bonds in their Schedules of Investments, and account for the TOB Floater as a liability under the caption “Payable for tender option bond floating rate certificates” in the Funds’ Statements of Assets and Liabilities. Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by each Fund on an accrual basis and is shown as interest on the Statement of Operations. Interest expense incurred on the secured borrowing is shown as interest expense on the Statement of Operations.

The Funds may also purchase TOB Residuals in a secondary market transaction without transferring a fixed rate municipal bond into a TOB Trust. Such transactions are not accounted for as secured borrowings but rather as a security purchase with the TOB Residual being included in the Schedule of Investments.

The interest rates payable on the TOB Residual purchased by a Fund bear an inverse relationship to the interest rate on the TOB Floater. The TOB Residual is created by dividing the income stream provided by the Fixed Rate Bond to create two securities, the TOB Floater, which is a short-term security and the TOB Residual, which is a long-term security. The interest rate on the TOB Floater is reset by a remarketing process typically every 7 to 35 days. After income is paid on the TOB Floater at current rates, the residual income from the Fixed Rate Bond goes to the TOB Residual. Therefore, rising short-term rates result in lower income for the TOB Residual, and vice versa. The TOB Residual may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances the TOB Residual holder bears substantially all of the underlying Fixed Rate Bond’s downside investment risk and also benefits from any appreciation of the underlying Fixed Rate Bond’s value. Investments in a TOB Residual typically will involve greater risk than investments in Fixed Rate Bonds.

Regulators recently finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs and operate to require that such programs be restructured. In particular, when effective, these rules effectively will preclude banking entities from: (i) sponsoring or acquiring interests in the trusts used to hold a municipal bond in the creation of tender option bond trusts; and (ii) continuing to service or maintain relationships with existing programs involving such trusts to the same extent and in the same capacity as existing programs. At this time, the full impact of these rules is not certain, however, in response to these rules, industry participants have begun to explore various structuring

42	PIMCO CLOSED-END FUNDS

September 30, 2015

alternatives for existing and new trusts. For example, under a new tender option bond structure, a Fund would structure and sponsor a tender option bond trust. As a result, a Fund would be required to assume certain responsibilities and risks as the sponsor of the tender option bond trust. Because of the important role that tender option bond programs play in the municipal bond market, it is possible that implementation of these rules and any resulting impact may adversely impact the municipal bond market and the Funds. For example, as a result of the implementation of these rules, the municipal bond market may experience reduced demand or liquidity and increased financing costs.

PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, and PIMCO New York Municipal Income Fund III had average leverage outstanding from the use of tender option bond transactions during the period ended September 30, 2015 of (in thousands): $27,741, $30,138, and $4,933, respectively, at weighted average interest rates of 0.71%, 0.66%, and 0.65%, respectively.

6. PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by Fund management. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the Federal Reserve Board’s conclusion of its quantitative easing program, could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund to lose value.

The market values of a Fund’s investments may decline due to general market conditions which are not specifically related to a particular company or issuer, such as real or perceived adverse economic

ANNUAL REPORT	SEPTEMBER 30, 2015	43

Notes to Financial Statements (Cont.)

conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by a Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund seeks to minimize concentrations of credit risk by undertaking transactions with a large number of counterparties on recognized and reputable exchanges, where applicable. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. PIMCO, as Manager, seeks to minimize counterparty risks to a Fund in a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold, such counterparty is required to advance collateral to a Fund in the form of cash or securities equal in value to the unpaid amount owed to a Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, a Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to a Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Funds may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its

44	PIMCO CLOSED-END FUNDS

September 30, 2015

total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is typically not held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Funds and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

7. FEES AND EXPENSES

Management Fee  Pursuant to an Investment Management Agreement with PIMCO (the “Agreement”), subject to the supervision of the Board, PIMCO is responsible for providing to each Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished most other supervisory and administrative services the Funds require, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, New York Stock Exchange listing and related fees, tax services, valuation services and other services the Funds require for their daily operations.

Pursuant to the Agreement, PIMCO receives an annual fee, payable monthly, at an annual rate of 0.705% of PIMCO Municipal Income Fund III’s average daily net asset value, including daily net assets attributable to any preferred shares that may be outstanding, 0.715% of PIMCO California Municipal Income Fund III’s average daily net asset value, including daily net assets attributable to any preferred shares that may be outstanding and 0.860% of PIMCO New York Municipal Fund III’s average daily net asset value, including daily net assets attributable to any preferred shares that may be outstanding.

ANNUAL REPORT	SEPTEMBER 30, 2015	45

Notes to Financial Statements (Cont.)

Fund Expenses  Each Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loan and other investments made by the Fund, subject to specific or general authorization by the Fund’s Board); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expense, of borrowing money or engaging in other types of leverage financing, including, without limitation, through the use by the Fund of reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other senior securities for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled investment vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) organizational and offering expenses of the Fund, including with respect to share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering, and expenses associated with tender offers and other share repurchases and redemptions; and (xii) expenses of the Fund which are capitalized in accordance with U.S. GAAP.

Each of the Trustees of the Funds who is not an “interested person” under Section 2(a)(19) of the Act, (the “Independent Trustees”) also serves as a trustee of a number of other closed-end funds for which PIMCO serves as investment manager (together with the Funds, the “PIMCO Closed-End Funds”), as well as PIMCO Managed Accounts Trust, an open-end investment company with multiple series for which PIMCO serves as investment manager (“PMAT” and, together with the PIMCO Closed-End Funds, the “PIMCO-Managed Funds”). In addition, each of the Independent Trustees also serves as a trustee of certain investment companies (together, the “Allianz-Managed Funds”), for which Allianz Global Investors Fund Management (“AGIFM”), serves as investment adviser.

Each Independent Trustee receives annual compensation of $225,000 for his or her service on the Boards of the PIMCO-Managed Funds, payable quarterly. The Independent Chairman of the Boards receives an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman receives an additional $50,000 annually, payable quarterly. Trustees are also reimbursed for meeting-related expenses.

46	PIMCO CLOSED-END FUNDS

September 30, 2015

Each Trustee’s compensation for his or her service as a Trustee on the Boards of the PIMCO Managed Funds and other costs in connection with joint meetings of such Funds are allocated among the PIMCO-Managed Funds, as applicable, on the basis of fixed percentages as between PMAT and the PIMCO Closed-End Funds. Trustee compensation and other costs will then be further allocated pro rata among the individual funds within each grouping based on each such fund’s relative net assets.

8. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 7 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended September 30, 2015, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO Municipal Income Fund III	$2,518	$4,001
PIMCO California Municipal Income Fund III	5,997	561

9. GUARANTEES AND INDEMNIFICATIONS

Under each Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

10. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

ANNUAL REPORT	SEPTEMBER 30, 2015	47

Notes to Financial Statements (Cont.)

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2015, as indicated below, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Municipal Income Fund III	$0	$0	$51,898	$28,846
PIMCO California Municipal Income Fund III	0	0	91,614	87,690
PIMCO New York Municipal Income Fund III	0	0	11,304	12,468

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. AUCTION-RATE PREFERRED SHARES

Each series of Auction-Rate Preferred Shares (“ARPS”) outstanding of each Fund has a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends. Dividends are accumulated daily at an annual rate that is typically re-set every seven days through auction procedures (or through default procedures in the event of failed auctions). Distributions of net realized capital gains, if any, are paid annually.

For the period ended September 30, 2015, the annualized dividend rates on the ARPS ranged from:

	Shares Issued and Outstanding	High	Low	As of September 30, 2015

PIMCO Municipal Income Fund III
Series A	1,512	0.213%	0.077%	0.155%
Series B	1,512	0.213%	0.077%	0.155%
Series C	1,512	0.243%	0.066%	0.133%
Series D	1,512	0.243%	0.077%	0.177%
Series E	1,512	0.243%	0.083%	0.155%

PIMCO California Municipal Income Fund III
Series A	2,500	0.213%	0.077%	0.155%
Series B	2,500	0.243%	0.077%	0.177%

PIMCO New York Municipal Income Fund III
Series A	1,280	0.213%	0.077%	0.155%

Each Fund is subject to certain limitations and restrictions while ARPS are outstanding. Failure to comply with these limitations and restrictions could preclude a Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of ARPS at their liquidation preference plus any accumulated, unpaid dividends.

Preferred shareholders of each Fund, who are entitled to one vote per share, generally vote together with the common shareholders of the Fund but vote separately as a class to elect two Trustees of the Fund and on certain matters adversely affecting the rights of the ARPS.

48	PIMCO CLOSED-END FUNDS

September 30, 2015

Since mid-February 2008, holders of ARPS issued by the Funds have been directly impacted by a lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate,” equal to 110% multiplied by the higher of the 30-day “AA” Composite Commercial Paper Rate or the Taxable Equivalent of the Short-Term Municipal Obligations Rate — defined as 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the S&P Municipal Bond 7-day High Grade Rate Index divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal). As of September 30, 2015, the current multiplier for calculating the maximum rate is 110%. The maximum rate is a function of short-term interest rates and is typically higher than the rate that would have otherwise been set through a successful auction. If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for each Fund’s common shareholders could be adversely affected.

12. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Fund or on PIMCO’s ability to provide investment management services to any Fund.

The foregoing speaks only as of the date of this report.

13. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes has been made.

ANNUAL REPORT	SEPTEMBER 30, 2015	49

Notes to Financial Statements (Cont.)

The Funds may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2015, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

Each Fund files U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2012-2014, no examinations are in progress or anticipated at this time. No Fund is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of September 30, 2015, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book- to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Post- October Loss Deferral Capital (4)	Qualified Late-Year Loss Deferral Ordinary (5)
PIMCO Municipal Income Fund III	$2,044	$—	$—	$61,337	$(2,038)	$(142,050)	$(160)	$—
PIMCO California Municipal Income Fund III	6,490	—	—	34,214	(1,330)	(106,522)	(834)	—
PIMCO New York Municipal Income Fund III	1,304	—	—	7,537	(298)	(30,909)	(66)	—

(1)	Adjusted for inverse floater transactions.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for distributions payable at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through September 30, 2015, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(5)

Specified losses realized during the period November 1, 2014 through September 30, 2015 and Ordinary losses realized during the period January 1, 2015 through September 30, 2015, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

As of September 30, 2015, the Funds had accumulated capital losses expiring in the following years (amounts in thousands). The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses
	09/30/2016	09/30/2017	09/30/2018	09/30/2019
PIMCO Municipal Income Fund III	$2,478	$11,389	$116,860	$695
PIMCO California Municipal Income Fund III	1,377	9,243	89,815	—
PIMCO New York Municipal Income Fund III	426	3,264	26,936	—

50	PIMCO CLOSED-END FUNDS

September 30, 2015

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of September 30, 2015, the Funds had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO Municipal Income Fund III	$7,819	$2,809
PIMCO California Municipal Income Fund III	6,087	—
PIMCO New York Municipal Income Fund III	283	—

As of September 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
PIMCO Municipal Income Fund III	$502,207	$64,142	$(2,608)	$61,534
PIMCO California Municipal Income Fund III	339,503	34,390	(114)	34,276
PIMCO New York Municipal Income Fund III	81,579	7,749	(197)	7,552

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to inverse floater transactions for federal income tax purposes.

For the fiscal years ended September 30, 2015 and September 30, 2014, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	September 30, 2015				September 30, 2014
	Tax-Exempt Income Distributions	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Tax-Exempt Income Distributions	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO Municipal Income Fund III	$24,340	$288	$—	$—	$25,767	$274	$—	$—
PIMCO California Municipal Income Fund III	15,897	185	—	—	15,884	148	—	—
PIMCO New York Municipal Income Fund III	3,590	22	—	—	3,554	43	—	—

(7)	Includes short-term capital gains distributed, if any.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

14. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

ANNUAL REPORT	SEPTEMBER 30, 2015	51

Notes to Financial Statements (Cont.)

September 30, 2015

On October 1, 2015, the following distributions were declared to common shareholders payable November 2, 2015, to shareholders of record on October 12, 2015:

Municipal Income Fund III	$0.0623 per common share
California Municipal Income Fund III	$0.0600 per common share
New York Municipal Income Fund III	$0.0525 per common share

On November 2, 2015, the following distributions were declared to common shareholders payable December 1, 2015, to shareholders of record on November 12, 2015:

Municipal Income Fund III	$0.0623 per common share
California Municipal Income Fund III	$0.0600 per common share
New York Municipal Income Fund III	$0.0525 per common share

There were no other subsequent events identified that require recognition or disclosure.

52	PIMCO CLOSED-END FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

PIMCO Municipal Income Fund III

PIMCO California Municipal Income Fund III

PIMCO New York Municipal Income Fund III

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III and PIMCO New York Municipal Income Fund III (collectively hereafter referred to as the “Funds”) at September 30, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

November 23, 2015

ANNUAL REPORT	SEPTEMBER 30, 2015	53

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
SAL	Citigroup Global Markets, Inc.

Currency Abbreviations:
USD (or $)	United States Dollar

Municipal Bond or Agency Abbreviations:
AGC	Assured Guaranty Corp.	FHA	Federal Housing Administration
AGM	Assured Guaranty Municipal	IBC	Insured Bond Certificate
AMBAC	American Municipal Bond Assurance Corp.	NPFGC	National Public Finance Guarantee Corp.
FGIC	Financial Guaranty Insurance Co.

54	PIMCO CLOSED-END FUNDS

Shareholder Meeting Results

(Unaudited)

The Funds held their annual meetings of shareholders on December 18, 2014. Common/Preferred shareholders voted as indicated below:

PIMCO California Municipal Income Fund III	Affirmative	Withheld Authority
Election of Craig Dawson† — Class III to serve until the annual meeting for the 2017-2018 fiscal year	19,666,384	432,961
Re-election of Deborah A. DeCotis — Class III to serve until the annual Meeting for the 2017-2018 fiscal year	19,545,443	553,902
Re-election of John C. Maney† — Class III to serve until the annual Meeting for the 2017-2018 fiscal year	19,606,552	492,793

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. Hans W. Kertess, William B. Ogden, IV, James A. Jacobson, Bradford K. Gallagher and Alan Rappaport continued to serve as Trustees of the Fund.

†	Interested Trustee

PIMCO Municipal Income Fund III	Affirmative	Withheld Authority
Election of Craig Dawson† — Class III to serve until the annual meeting for the 2017-2018 fiscal year	28,000,025	1,009,359
Re-election of Deborah A. DeCotis — Class III to serve until the annual Meeting for the 2017-2018 fiscal year	27,656,828	1,352,556
Re-election of John C. Maney† — Class III to serve until the annual Meeting for the 2017-2018 fiscal year	27,997,054	1,012,330

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. Hans W. Kertess, William B. Ogden, IV, James A. Jacobson, Bradford K. Gallagher and Alan Rappaport continued to serve as Trustees of the Fund.

†	Interested Trustee

PIMCO New York Municipal Income Fund III	Affirmative	Withheld Authority
Election of Craig Dawson† — Class III to serve until the annual meeting for the 2017-2018 fiscal year	4,752,646	228,035
Re-election of Deborah A. DeCotis — Class III to serve until the annual Meeting for the 2017-2018 fiscal year	4,761,268	219,413
Re-election of John C. Maney† — Class III to serve until the annual Meeting for the 2017-2018 fiscal year	4,761,254	219,427

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. Hans W. Kertess, William B. Ogden, IV, James A. Jacobson, Bradford K. Gallagher and Alan Rappaport continued to serve as Trustees of the Fund.

†	Interested Trustee

ANNUAL REPORT	SEPTEMBER 30, 2015	55

Changes to Portfolio Managers

(Unaudited)

Effective August 20, 2015, David Hammer joined Joseph Deane as co-Portfolio Manager of each of PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III and PIMCO New York Municipal Income Fund III.

Mr. Hammer is an Executive Vice President and Municipal Bond Portfolio Manager based in New York. He first joined PIMCO in 2012 as a Senior Vice President. In 2014, he joined Morgan Stanley as Managing Director, Head of Municipal Trading and Research, responsible for institutional and retail municipal trading, risk management and municipal credit research. Mr. Hammer re-joined PIMCO in 2015. Prior to first joining PIMCO in 2012, he was an Executive Director at Morgan Stanley, where he served as head of the high yield and distressed municipal bond trading group. Mr. Hammer holds a Bachelor’s Degree from Syracuse University.

56	PIMCO CLOSED-END FUNDS

Dividend Reinvestment Plan

(Unaudited)

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment/voluntary participation  Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of a Fund, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (844) 33PIMCO (844-337-4626), by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to each Fund’s next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan  For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from each Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common shares of each Fund (“NAV”) is equal to or less than the market price per common shares plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common shares plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date.

ANNUAL REPORT	SEPTEMBER 30, 2015	57

Dividend Reinvestment Plan (Cont.)

(Unaudited)

The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with each Fund’s then current policies.

Fees and expenses  No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although each Fund reserves the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees  In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences  Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Funds and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (844) 33-PIMCO (844-337-4626); website: www.amstock.com.

58	PIMCO CLOSED-END FUNDS

Management of the Funds

(Unaudited)

The chart below identifies Trustees and Officers of the Funds. Unless otherwise indicated, the address of all persons below is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

Trustees

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees
Hans W. Kertess 1939	Chairman of the Board, Trustee	Trustee of the Funds since 2002, expected to stand for re-election at the annual meeting of shareholders during the 2015 fiscal year for each Fund.	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	93	None
Deborah A. DeCotis 1952	Trustee	Trustee of the Funds since 2011, expected to stand for re-election at the annual meeting of shareholders during the 2017 fiscal year for each Fund.	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005-2015); Member, Circle Financial Group (since 2009); Trustee, Stanford University (since 2010-2015); and Member, Council on Foreign Relations (since 2013). Formerly, Director, Helena Rubenstein Foundation (1997-2010); Principal, LaLoop LLC, a retail accessories company (1999-2014); and Director, Armor Holdings (2002-2010).	93	None
Bradford K. Gallagher 1944	Trustee	Trustee of the Funds since 2010, expected to stand for re-election at the annual meeting of shareholders during the 2016 fiscal year for each Fund.	Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013); Chairman and Trustee, Atlantic Maritime Heritage Foundation (2007-2012); Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (1995-2001); and Chairman and Trustee, The Common Fund (2005-2014).	93	Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009- 2010) and Trustee of Nicholas- Applegate Institutional Funds (2007-2010).
James A. Jacobson 1945	Trustee	Trustee of the Funds since 2009, expected to stand for re-election at the annual meeting of shareholders during the 2016 fiscal year for each Fund.	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York. Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange (2003-2008).	93	Trustee, Alpine Mutual Funds Complex consisting of 18 funds.
William B. Ogden, IV 1945	Trustee	Trustee of the Funds since 2006, expected to stand for re-election at the annual meeting of shareholders during the 2015 fiscal year for each Fund.	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	93	None

ANNUAL REPORT	SEPTEMBER 30, 2015	59

Management of the Funds (Cont.)

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Alan Rappaport 1953	Trustee	Trustee of the Funds since 2010, expected to stand for re-election at the annual meeting of shareholders during the 2015 fiscal year for each Fund.	Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (since 2009); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); Trustee, American Museum of Natural History (since 2005); Member of Board of Overseers, NYU Langone Medical Center (since 2007); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Vice Chairman, US Trust (formerly Chairman and President of Private Bank of Bank of America, the predecessor entity of US Trust) (2001-2008).	93	None
Interested Trustees
Craig A. Dawson* 1968	Trustee	Trustee of the Funds since 2014, expected to stand for re-election at the annual meeting of shareholders during the 2017 fiscal year for each Fund.	Managing Director and Head of Strategic Business Management, PIMCO (since 2014). Director of a number of PIMCO’s European investment vehicles and affiliates (since 2008). Formerly, head of PIMCO’s Munich office and head of European product management for PIMCO.	25	None
John C. Maney** 1959	Trustee	Trustee of the Funds since 2006, expected to stand for re-election at the annual meeting of shareholders during the 2017 fiscal year for each Fund.	Managing Director of Allianz Asset Management of America L.P. (since January 2005) and a member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006). Formerly, Member of the Management Board of Allianz Global Investors Fund Management LLC (2007-2014) and Managing Director of Allianz Global Investors Fund Management LLC (2011-2014).	25	None

*	Mr. Dawson is an “interested person” of the Funds, as defined in Section 2(a)(19) of the Act, due to his affiliation with PIMCO and its affiliates. Mr. Dawson’s address is 650 Newport Center Drive, Newport Beach, CA 92660.

**	Mr. Maney is an “interested person” of the Funds, as defined in Section 2(a)(19) of the Act, due to his affiliation with Allianz Asset Management of America L.P. and its affiliates. Mr. Maney’s address is 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660.

60	PIMCO CLOSED-END FUNDS

(Unaudited)

Officers

Name and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Peter G. Strelow[1] 1970	President	Since 2014	Managing Director, PIMCO. President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Youse Guia[1] 1972	Chief Compliance Officer	Since 2014	Senior Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Managed Funds. Formerly, Head of Compliance, Allianz Global Investors U.S. Holdings LLC and Chief Compliance Officer of the Allianz Funds, Allianz Multi-Strategy Trust, Allianz Global Investors Sponsored Closed-End Funds, Premier Multi-Series VIT and The Korea Fund, Inc.
Joshua D. Ratner 1976	Vice President, Secretary and Chief Legal Officer	Since 2014	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President, Secretary and Chief Legal Officer, PIMCO-Managed Funds. Vice President — Senior Counsel, Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Stacie D. Anctil[1] 1969	Vice President	Since 2015	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Eric D. Johnson 1970	Vice President	Since 2014	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
William G. Galipeau[1] 1974	Treasurer	Since 2014	Executive Vice President, PIMCO. Treasurer, PIMCO-Managed Funds. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Vice President, Fidelity Investments.
Erik C. Brown[1] 1967	Assistant Treasurer	Since 2015	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Jason J. Nagler 1982	Assistant Treasurer	Since 2015	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Head of Mutual Fund Reporting, GMO, and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.
Trent W. Walker[1] 1974	Assistant Treasurer	Since 2014	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Vadim Avdeychik 1979	Assistant Secretary	Since 2015	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO-Managed Funds. Formerly, Associate, Willkie Farr and Gallagher LLP and ERISA Enforcement Advisor, Employee Benefits Security Administration.
Ryan G. Leshaw[1] 1980	Assistant Secretary	Since 2014	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

[1]	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.

ANNUAL REPORT	SEPTEMBER 30, 2015	61

Matters Relating to the Trustees’ Consideration of the Annual

Renewal of the Investment Management Agreement

At an in-person meeting held on June 2, 2015 (the “Approval Meeting”), the Board of Trustees of the Funds (the “Board”), including the Trustees who are not interested persons (as that term is defined in the Act) of the Funds or PIMCO (the “Independent Trustees”), formally considered and unanimously approved the continuation of the Investment Management Agreement between each Fund and PIMCO (the “Agreement”) for an additional one-year period commencing on September 5, 2015. For purposes of the annual contract review process, the Independent Trustees designated one Independent Trustee to lead the process on their behalf (the “Lead Independent Trustee”). Prior to the Approval Meeting, the Independent Trustees or the Lead Independent Trustee, on April 3, April 8, April 16 and April 30, 2015, participated in conference calls and in-person meetings with members of management and PIMCO personnel. In addition, in each case, on April 3, April 8, April 16 and April 30, 2015, counsel to the Independent Trustees (“Independent Counsel”) also participated to discuss the process for the Board’s review of the Agreement and to consider certain information relating to the Funds, including, among other information, information relating to PIMCO’s profitability with respect to the Agreement, comparative fees and expenses and Fund performance. On May 8, 2015, PIMCO provided materials to the Independent Trustees for their consideration of the Agreement in response to a request from Independent Counsel (the “Manager Request Letter”), as well as other materials and information PIMCO believed was useful in evaluating the continuation of the Agreement. On May 19, 2015, the Lead Independent Trustee met with PIMCO to discuss certain aspects of those materials.

On May 22, 2015, the Independent Trustees held a meeting via conference call (collectively with the April 3, April 8, April 16, April 30 and May 19, 2015 meetings and the Approval Meeting, the “Contract Renewal Meetings”), at which they gave preliminary consideration to the materials and information provided by PIMCO bearing on the continuation of the Agreement. The Independent Trustees also received and reviewed a memorandum from counsel to the Funds regarding the Trustees’ responsibilities in evaluating the Agreement, which they discussed with Independent Counsel. Following the May 22 meeting, the Independent Trustees requested certain follow-up information from PIMCO, which PIMCO provided in connection with the Approval Meeting.

At the Approval Meeting, PIMCO presented certain additional supplemental information to the Independent Trustees regarding the Funds and responded either orally or in writing to various follow-up questions and requests from the Independent Trustees. Following the presentation, the Independent Trustees met separately in executive session with Independent Counsel to review and discuss all relevant information, including information provided in response to the Manager Request Letter and information presented and discussed at the prior Contract Renewal Meetings.

In connection with their deliberations regarding the proposed continuation of the Agreement, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Trustees also considered the nature, quality and extent of the various investment management, administrative and other services performed by PIMCO under the Agreement.

It was noted that, in connection with their Contract Renewal Meetings, the Trustees relied upon materials provided by PIMCO which included, among other items: (i) information provided by Lipper Inc. (“Lipper”), an independent third party, on the total return investment performance (based on net asset value and common share market price) of the Funds for various time periods, the investment

62	PIMCO CLOSED-END FUNDS

(Unaudited)

performance of a group of funds with investment classifications/objectives comparable to those of the Funds identified by Lipper (the “Lipper performance universe”) and, with respect to each Fund, the performance of an applicable benchmark index, if any, (ii) information provided by Lipper on each Fund’s management fees and other expenses under the Agreement and the management fees and other expenses of a smaller sample of comparable funds identified by Lipper (the “Lipper expense group”) as well as of a larger sample of comparable funds identified by Lipper (the “Lipper expense universe”), (iii) information regarding the market value performance of each Fund’s common shares and related share price premium and/or discount information, (iv) information regarding the investment performance and fees for other funds and accounts managed by PIMCO with similar investment strategies to those of the Funds, (v) the estimated profitability to PIMCO with respect to the Funds for the one-year period ended December 31, 2014, based on its role as sub-adviser to the Funds prior to September 5, 2014 and as investment manager to the Funds from September 5, 2014 through December 31, 2014, (vi) descriptions of various functions performed by PIMCO for the Funds, such as portfolio management, compliance monitoring and portfolio trading practices, (vii) information regarding PIMCO’s compliance policies applicable to the Funds, (viii) information regarding the Funds’ use of leverage, (ix) a comparison of each Fund’s annualized total expense ratio as a percentage of average net assets (excluding interest and borrowing expenses) under the unified fee arrangements (the “Unified Fee Arrangements”) for the period from September 6, 2014 to December 31, 2014 with each Fund’s annualized total expense ratio as a percentage of average net assets (excluding interest and borrowing expenses) under its prior investment management agreement with Allianz Global Investors Fund Management LLC (“AGIFM”) for the period from January 1, 2014 to September 5, 2014, (x) a summary composite of each Fund’s management fees, total expense ratio as a percentage of average net assets attributable to common shares and performance information presented relative to the median performance and expense ratio of the Fund’s Lipper performance universe and Lipper expense universe, respectively (the “Fund Scoring Summary”), (xi) fact cards for each Fund that included comparisons of each Fund’s total expense ratio based on average net assets and average managed assets (excluding interest and borrowing expenses) relative to its Lipper expense group, and (xii) information regarding the overall organization of PIMCO, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative, compliance and other services to the Funds.

The Trustees’ conclusions as to the continuation of the Agreement were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors. The Trustees also took into account that the Funds’ current fee and expense arrangements were closely reviewed in 2014 in connection with the proposed transition from AGIFM to PIMCO as the Funds’ investment manager, and that the Agreement had been approved by the shareholders of each Fund at special shareholder meetings in 2014.

As part of their review, the Trustees examined PIMCO’s abilities to provide high-quality investment management and other services to the Funds. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of PIMCO; the experience of key advisory personnel of PIMCO responsible for portfolio management of the Funds; the ability of

ANNUAL REPORT	SEPTEMBER 30, 2015	63

Matters Relating to the Trustees’ Consideration of the Annual

Renewal of the Investment Management Agreement (Cont.)

PIMCO to attract and retain capable personnel; and the capabilities of the senior management and staff of PIMCO. In addition, the Trustees reviewed the quality of PIMCO’s services with respect to regulatory compliance and compliance with the investment policies of the Funds; the nature and quality of the supervisory and administrative services PIMCO is responsible for providing to the Funds; and conditions that might affect PIMCO’s ability to provide high-quality services to the Funds in the future under the Agreement, including PIMCO’s financial condition and operational stability. Based on the foregoing, the Trustees concluded that PIMCO’s investment process, research capabilities and philosophy were well suited to the Funds given their investment objectives and policies, and that PIMCO would be able to continue to meet any reasonably foreseeable obligations under the Agreement.

In assessing the reasonableness of each Fund’s fees under the Agreement, the Trustees considered, among other information, the Fund’s management fee and its total expense ratio as a percentage of average net assets attributable to common shares and as a percentage of total managed assets (including assets attributable to common shares and leverage outstanding combined), and the management fee and total expense ratios of the Lipper expense group and Lipper expense universe for each Fund. Fund-specific comparative fees/expenses reviewed by the Trustees are discussed below. The Fund-specific fee and expense results discussed below were prepared and provided by Lipper and were not independently verified by the Trustees.

The Trustees specifically took note of how each Fund compared to its Lipper peers as to performance, management fee expense and total net expenses. The Trustees noted that, while the Funds are not currently charged a separate administration fee (recognizing that their management fees include a component for administrative services under the Unified Fee Arrangements), it was not clear in all cases whether the peer funds in the Lipper categories were separately charged such a fee by their investment managers, so that the total expense ratio, as opposed to any individual expense component, represented the most relevant comparison. The Trustees also considered that the total expense ratio seems to provide a more apt comparison than management fee expense because the Funds’ Unified Fee Arrangements cover Operating Expenses (defined below) that are typically paid for or incurred by peer funds directly in addition to their management fees as discussed below. It was noted that the total expense ratio comparisons reflect the effect of expense waivers/reimbursements, if any. The Trustees considered total expense ratio comparisons both including and excluding interest and borrowing expenses. The Trustees noted that only leveraged closed-end funds were considered for inclusion in the Lipper expense groups and Lipper expense universes presented for comparison with the Funds.

The Trustees noted that, for each Fund, the contractual management fee rate for the Fund under its Unified Fee Arrangement was above the median contractual management fee of the other funds in its Lipper expense group, calculated both on average net assets and on average total managed assets. However, in this regard, the Trustees took into account that each Fund’s Unified Fee Arrangement covers substantially all of the Fund’s other supervisory and administrative services required by the Fund that are typically paid for or incurred by closed-end funds directly in addition to a fund’s management fee (such fees and expenses, “Operating Expenses”) and therefore would tend to be higher than the contractual management fee rates of other funds in the Lipper expense groups, which generally do not have a unified fee structure and bear Operating Expenses directly and in

64	PIMCO CLOSED-END FUNDS

(Unaudited)

addition to the management fee. The Trustees determined that a review of each Fund’s total expense ratio with the total expense ratios of peer funds would generally provide more meaningful comparisons than considering contractual management fee rates in isolation.

In this regard, the Trustees noted PIMCO’s view that the Unified Fee Arrangements have benefited and will continue to benefit common shareholders because they provide a management fee expense structure (including Operating Expenses) that is essentially fixed as a percentage of managed assets, making it more predictable under ordinary circumstances in comparison to fee and expense structures, such as the structure in place for the Funds prior to September 6, 2014, under which the Funds’ Operating Expenses (including certain third-party fees and expenses) can vary significantly over time. The Trustees also considered that the Unified Fee Arrangements generally insulate the Funds and common shareholders from increases in applicable third-party and certain other expenses because PIMCO, rather than the Funds, would bear the risk of such increases (though the Trustees also noted that PIMCO would benefit from any reductions in such expenses). In this regard, the Trustees noted that PIMCO has already borne significant costs that would have otherwise been borne directly by the Funds, such as the costs associated with aligning the Funds’ fiscal year ends.

The Trustees noted that each Fund’s total expense ratio as a percentage of average net assets (excluding interest and borrowing expenses) under the investment management agreement with AGIFM from January 1, 2014 to September 5, 2014 (presented on a pro forma, annualized basis) was generally similar to the total expense ratio (excluding interest and borrowing expenses) under the Unified Fee Arrangements with PIMCO from September 6, 2014 to December 31, 2014 (presented on a pro forma, annualized basis).

Fund-specific comparative performance results for the Funds reviewed by the Trustees are discussed below. The comparative performance information was prepared and provided by Lipper and was not independently verified by the Trustees. Due to the passage of time, these performance results may differ from the performance results for more recent periods. With respect to all Funds, the Trustees reviewed, among other information, comparative information showing performance of the Funds against the Lipper performance universes for the one-year, three-year, five-year and ten-year periods (to the extent each such Fund had been in existence) ended December 31, 2014. The Trustees also reviewed the Fund Scoring Summaries prepared by PIMCO at the Independent Trustees’ request comparing each Fund’s fees/expenses and performance against those of its Lipper performance universe and Lipper expense universe by identifying a Fund’s ranking among its Lipper performance universe and Lipper expense universe as above-median or below median with respect to various fee/expense categories (management fees and total expenses) and performance periods (one-year, three-year and five-year), as well as averages of such rankings for each Fund. In addition, the Trustees also reviewed fact cards for each Fund that included comparisons of each Fund’s total expense ratio based on average net assets (excluding interest and borrowing expenses) and average managed assets (excluding interest and borrowing expenses) relative to its Lipper expense group.

In addition, it was noted that the Trustees considered matters bearing on the Funds and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.

ANNUAL REPORT	SEPTEMBER 30, 2015	65

Matters Relating to the Trustees’ Consideration of the Annual

Renewal of the Investment Management Agreement (Cont.)

Among other information, the Trustees took into account the following regarding particular Funds.

PMX

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper performance universe, the Trustees noted that the Fund had first quintile performance for the one-year, three-year and five-year periods and fifth quintile performance for the ten-year period ended December 31, 2014.

The Trustees noted that the Lipper expense group for the Fund consisted of a total of twelve funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $138.2 million to $556.3 million, and that six of the funds in the group were larger in asset size than the Fund. With respect to the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated both on average net assets and average managed assets, the Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper expense group. With respect to the Fund’s total expense ratio (including interest and borrowing expenses) calculated both on average net assets and average managed assets, the Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper expense group. With respect to the Fund’s total expense ratio (including interest and borrowing expenses) calculated both on average net assets and average managed assets, the Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper expense universe, which included seventy-five funds.

PZC

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper performance universe, the Trustees noted that the Fund had first quintile performance for the one-year, three-year and five-year periods and fifth quintile performance for the ten-year period ended December 31, 2014.

The Trustees noted that the Lipper expense group for the Fund consisted of a total of six funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $97.4 million to $606.3 million, and that three of the funds in the group were larger in asset size than the Fund. With respect to the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated both on average net assets and average managed assets, the Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper expense group. With respect to the Fund’s total expense ratio (including interest and borrowing expenses) calculated both on average net assets and average managed assets, the Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper expense group. With respect to the Fund’s total expense ratio (including interest and borrowing expenses) calculated both on average net assets and average managed assets, the Trustees noted that the Fund’s total expense ratio (including interest and

66	PIMCO CLOSED-END FUNDS

(Unaudited)

borrowing expenses) was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper expense universe, which included eighteen funds.

PYN

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper performance universe, the Trustees noted that the Fund had first quintile performance for the one-year, three-year and five-year periods and fifth quintile performance for the ten-year period ended December 31, 2014.

The Trustees noted that the Lipper expense group for the Fund consisted of a total of five funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $40.8 million to $77.1 million, and that three of the funds in the group were larger in asset size than the Fund. With respect to the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated both on average net assets and average managed assets, the Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper expense group. With respect to the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average net assets and average managed assets, the Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper expense group. With respect to the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average net assets, the Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) was above the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper expense universe, which consisted of twenty-one funds. With respect to the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average managed assets, the Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) was at the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper expense universe.

In addition to their review of Fund performance based on net asset value, the Trustees also considered the market value performance of each Fund’s common shares and related share price premium and/or discount information based on the materials provided by Lipper and PIMCO.

The Trustees also considered the management fees charged by PIMCO to other funds and accounts with similar strategies to those of the Funds, including any similar open-end funds. The Trustees noted that the management fees paid by the Funds are generally higher than the fees paid by any open-end funds offered for comparison, but were advised by PIMCO that there are additional portfolio management challenges in managing closed-end funds such as the Funds, such as those associated with less liquid holdings, the use of leverage, issues relating to trading on a national exchange and attempting to meet a regular dividend.

The Trustees also took into account that the Funds have Preferred Shares outstanding, which increases the amount of management fees payable by the Funds under the Agreement (because each Fund’s fees are calculated on net assets including assets attributable to preferred shares

ANNUAL REPORT	SEPTEMBER 30, 2015	67

Matters Relating to the Trustees’ Consideration of the Annual

Renewal of the Investment Management Agreement (Cont.)

outstanding). In this regard, the Trustees took into account that PIMCO has a financial incentive for the Funds to continue to use leverage, which may create a conflict of interest between PIMCO, on one hand, and the Funds’ common shareholders, on the other. The Trustees further noted that this incentive may be greater under the Unified Fee Arrangements because the contractual management fee rates under the Unified Fee Agreements are higher for each Fund than the Fund’s management fee would otherwise be if it did not cover the Fund’s Operating Expenses — i.e., in comparison to their non-unified management fee rates in place prior to September 6, 2014. Therefore, the total fees paid by each Fund to PIMCO under the Unified Fee Arrangements will vary more with increases and decreases in applicable leverage incurred by a Fund than under its prior non-unified fee arrangement, all things being equal. The Trustees considered information provided by PIMCO and related presentations as to why each Fund’s use of leverage continues to be appropriate and in the best interests of the respective Fund under current market conditions. The Trustees also considered PIMCO’s representation that it will use leverage for the Funds solely as it determines to be in the best interests of the Funds from an investment perspective and without regard to the level of compensation PIMCO receives.

The Trustees also considered estimated profitability analyses provided by PIMCO, which included, among other information, (i) information regarding the estimated profitability to PIMCO with respect to the Funds for the one-year period ended December 31, 2014 for serving as the Funds’ sub-adviser from January 1, 2014 through the close of business on September 5, 2014, and for serving as the Funds’ investment manager from September 6, 2014 through December 31, 2014; and (ii) a comparison of the estimated pro forma profitability for the one-year period ended December 31, 2014 previously provided to the Board in connection with the initial approval of the Agreement, which assumed that PIMCO served as the Funds’ investment manager for the entire one-year period, against the estimated profitability to PIMCO during calendar year 2014. The Trustees also took into account explanations from PIMCO regarding how certain corporate and shared expenses were allocated among the Funds and other funds and accounts managed by PIMCO for purposes of developing profitability estimates. Based on the profitability analyses provided by PIMCO, the Trustees determined, taking into account the various assumptions made, that such profitability did not appear to be excessive.

The Trustees also took into account that the Funds do not currently have any breakpoints in their management fees and, as closed-end investment companies, the Funds did not at the time of the review intend to raise additional assets, so the assets of the Funds were expected to grow (if at all) principally through the investment performance of each Fund and/or the increased use of leverage. The Trustees also considered that the Unified Fee Arrangements provide inherent economies of scale because a Fund maintains competitive fixed unified fees even if the particular Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ Unified Fee Arrangements, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the Unified Fee Arrangements protect shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure. The Trustees noted that PIMCO has made extensive investments in these areas.

68	PIMCO CLOSED-END FUNDS

(Unaudited)

Additionally, the Trustees considered so-called “fall-out benefits” to PIMCO, such as reputational value derived from serving as investment manager to the Funds and research, statistical and quotation services PIMCO may receive from broker-dealers executing the Funds’ portfolio transactions on an agency basis.

After reviewing these and other factors described herein, the Trustees concluded, with respect to each Fund, within the context of their overall conclusions regarding the Agreement and based on the information provided and related representations made by management, that they were satisfied with PIMCO’s responses and efforts relating to the investment performance of the Funds. The Trustees also concluded that the fees payable under the Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by PIMCO. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreement was in the interests of each Fund and its shareholders, and should be approved.

ANNUAL REPORT	SEPTEMBER 30, 2015	69

Privacy Policy1

The Funds2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment adviser or sub-adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Adviser or its affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs

70	PIMCO CLOSED-END FUNDS

(Unaudited)

sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

[1]	Effective as of September 5, 2014.
[2]

When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	SEPTEMBER 30, 2015	71

General Information

Investment Manager

Pacific Investment Management Company LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III and PIMCO New York Municipal Income Fund III.

CEF3008AR_093015

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial & accounting officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial & accounting officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a) The Board of Trustees has determined that James A. Jacobson, who serves on the Board’s Audit Oversight Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Jacobson is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	September 30, 2015	$ 22,880
	September 30, 2014	$ 46,350

(b)	Fiscal Year Ended	Audit-Related Fees
	September 30, 2015	$ 8,584
	September 30, 2014	$ 8,583

(c)	Fiscal Year Ended	Tax Fees
	September 30, 2015	$ 18,700
	September 30, 2014	$ 12,450

(d)	Fiscal Year Ended	All Other Fees(1)
	September 30, 2015	$ —
	September 30, 2014	$ —

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit and review of the Registrant’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters for those fiscal years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews. The amounts under “Tax Fees” shown above have been updated from amounts shown in prior filings of this report, as applicable, due to changes in how certain fees are categorized for these purposes.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the last two fiscal years.

(1)There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Oversight Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Oversight Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Oversight Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Oversight Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Oversight Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Oversight Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Oversight Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Oversight Committee, subject to the ratification by the full Audit Oversight Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Oversight Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f)	Not applicable.

g)

	Aggregate Non-Audit Fees Billed to Entity*
Entity	September 30, 2015	September 30, 2014
PIMCO California Municipal Income Fund III	$27,284	$21,033
Pacific Investment Management Company LLC (“PIMCO”)	9,861,441	6,830,344
Total	$9,888,725	$6,851,377

*The amounts have been updated from amounts shown in prior filings of this report, as applicable, due to changes in how certain fees are categorized for these purposes.

h)	The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

Deborah A. DeCotis;

Bradford K. Gallagher;

James A. Jacobson;

Hans W. Kertess;

William B. Ogden, IV; and

Alan Rappaport.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights (collectively, “proxies”) are exercised in the best interests of accounts.

With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third party proxy research and voting service (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly.

With respect to the voting of proxies relating to fixed income securities, PIMCO’s fixed income credit research group (the “Credit Research Group”) is responsible for researching and issuing recommendations for voting proxies. With respect to each proxy received, the Credit Research Group researches the financial implications of the proxy proposal and makes voting recommendations specific for each account that holds the related fixed income security. PIMCO considers each proposal regarding a fixed income security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Credit Research Group. In the event that the Credit Research Group does not provide a recommendation with respect to a proposal, PIMCO may determine to vote the proposal directly.

PIMCO may determine not to vote a proxy for an equity or fixed income security if: (1) the effect on the applicable account’s economic interests or the value of the portfolio holding is insignificant in relation to the account’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In the event that the Proxy Voting Service or the Credit Research Group, as applicable, does not provide a recommendation or the portfolio managers of a client account propose to override a recommendation by the Proxy Voting Service, or the Credit Research Group, as applicable, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable account or among PIMCO-advised accounts. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable client account, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Conflicts Committee and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts. With respect to material conflicts of interest between one or more PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each client account’s best interests if the conflict exists between client accounts managed by different portfolio managers.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

As of November 24, 2015, the following individuals have primary responsibility for the day-to-day implementation of the PIMCO California Municipal Income Fund III (the “Fund”):

Joseph Deane

Mr. Deane has been the portfolio manager for the Fund since July 2011. Mr. Deane is an executive vice president in the New York office and head of municipal bond portfolio management. Prior to joining PIMCO in 2011, he was co-head of the tax-exempt department at Western Asset (WAMCO). Mr. Deane was previously a managing director and head of tax-exempt investments from 1993-2005 at Smith Barney/Citigroup Asset Management. Earlier in his career, he held senior portfolio management positions with Shearson and E.F. Hutton.

David Hammer

Mr. Hammer has been a portfolio manager of the Fund since August 2015. Mr. Hammer is an executive vice president and municipal bond portfolio manager in the New York office. He rejoined PIMCO in 2015 from Morgan Stanley, where he was managing director and head of municipal trading, risk management and research. Previously at PIMCO, he was a senior vice president and municipal bond portfolio manager, and prior to joining PIMCO in 2012, he was an executive director and head of the high yield and distressed municipal bond trading group at Morgan Stanley.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund, managed by the Portfolio Managers as of September 30, 2015, including accounts managed by a team, committee, or other group that includes a Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	#	AUM($million)	#	AUM($million)	#	AUM($million)

Joseph Deane	21	5,035.94	0	0.00	12	1,708.39

David Hammer	16	3,965.97	0	0.00	0	0.00

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, track the same index as the Fund or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Fund. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies of the Fund in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO’s duties to the Fund, as well as regulatory or other limitations applicable to the Fund, may affect the courses of action available to PIMCO-advised accounts (including certain funds) that invest in the Fund in a manner that is detrimental to such investing accounts.

Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Fund and other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Fund or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Fund or other accounts managed by PIMCO.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for it. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for the Fund. Moreover, the Fund or other accounts managed by PIMCO may invest in a transaction in which one or more other funds or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. Such funds or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between the Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and certain pooled investment vehicles on a fair and equitable basis over time.

(a)(3)

As of September 30, 2015, the following explains the compensation structure of the individuals who have primary responsibility for day-to-day portfolio management of the Fund:

Portfolio Manager Compensation

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary and discretionary performance bonuses, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Key Principles on Compensation Philosophy include:

•	PIMCO’s pay practices are designed to attract and retain high performers.
•	PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic and meritocracy.
•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation.
•	PIMCO’s “Discern and Differentiate” discipline is exercised where individual performance rating is used for guidance as it relates to total compensation levels.

The Total Compensation Plan consists of three components:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

Performance Bonus – Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process. Award amounts are determined at the discretion of the Compensation Committee (and/or certain senior portfolio managers, as appropriate) and will also consider firm performance.

Long-term Incentive Compensation—Long-Term Incentive Plan (LTIP) is awarded to a broad set of senior-level professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and long-term incentive awards. PIMCO incorporates a progressive allocation of long-term incentive awards as a percentage of total compensation, which is in line with market practices. The LTIP provides participants with cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to PIMCO’s success. Participation in LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•	3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities of the Fund the Portfolio Managers beneficially owned as of September 30, 2015:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Owned as of September 30, 2015
Joseph Deane	None
David Hammer	None

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)	The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Exhibit 99.CODE— Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO California Municipal Income Fund III

By:	/s/ PETER G. STRELOW
Peter G. Strelow
President (Principal Executive Officer)

Date:	November 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ PETER G. STRELOW
Peter G. Strelow
President (Principal Executive Officer)

Date:	November 24, 2015

By:	/s/ WILLIAM G. GALIPEAU
William G. Galipeau
Treasurer (Principal Financial & Accounting Officer)

Date:	November 24, 2015